DRAFT
                                                                        12/15/97








                   SINCLAIR BROADCAST GROUP, INC., as Issuer,

                                       and

                      FIRST UNION NATIONAL BANK, as Trustee



                             SUBORDINATED INDENTURE

                          Dated as of December 17, 1997

                            Providing for Issuance of
                     Subordinated Debt Securities in Series

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE

PARTIES.......................................................................................1

RECITALS......................................................................................1

ARTICLE ONE            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................1

Section 101.      Definitions.................................................................1
                  "Affiliate".................................................................2
                  "Bank Credit Agreement".....................................................2
                  "Bankruptcy Law"............................................................2
                  "Bearer Security"...........................................................3
                  "Board of Directors"........................................................3
                  "Board Resolution"..........................................................3
                  "Business Day"..............................................................3
                  "Capital Lease Obligation"..................................................3
                  "Cash Equivalents"..........................................................3
                  "Code"......................................................................3
                  "Commission"................................................................4
                  "Company"...................................................................4
                  "Company Request" or "Company Order"........................................4
                  "Consolidated Net Worth"....................................................4
                  "Corporate Trust Office"....................................................4
                  "Default"...................................................................4
                  "Depositary"................................................................4
                  "Designated Guarantor Senior Indebtedness"..................................4
                  "Designated Senior Indebtedness"............................................5
                  "Disqualified Equity Interests".............................................5
                  "Equity Interest"...........................................................5
                  "Event of Default"..........................................................5
                  "Exchange Act"..............................................................5
                  "Existing Notes"............................................................5
                  "Fair Market Value".........................................................5
                  "Film Contract".............................................................5
                  "Founders' Notes"...........................................................5
                  "Generally Accepted Accounting Principles" or "GAAP"........................6
                  "Global Security"...........................................................6
                  "Guarantee".................................................................6
                  "Guaranteed Debt"...........................................................6
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                                      - i -

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
                  "Guarantor".................................................................6
                  "Guarantor Senior Indebtedness".............................................6
                  "Holder"....................................................................7
                  "Indebtedness"..............................................................7
                  "Indenture".................................................................8
                  "Indenture Obligations".....................................................9
                  "Independent Director"......................................................9
                  "Interest Payment Date".....................................................9
                  "Interest Rate Agreements"..................................................9
                  "Investments"...............................................................9
                  "Lien"......................................................................9
                  "Maturity"..................................................................9
                  "Moody's"...................................................................9
                  "Non-payment Default"......................................................10
                  "Officers' Certificate"....................................................10
                  "Opinion of Counsel".......................................................10
                  "Opinion of Independent Counsel"...........................................10
                  "Original Issue Discount Security".........................................10
                  "Outstanding"..............................................................10
                  "Pari Passu Indebtedness"..................................................11
                  "Paying Agent".............................................................11
                  "Payment Default"..........................................................11
                  "Permitted Guarantor Junior Securities"....................................11
                  "Permitted Junior Securities"..............................................11
                  "Person"...................................................................12
                  "Predecessor Security".....................................................12
                  "Preferred Equity Interest"................................................12
                  "Qualified Equity Interests"...............................................12
                  "Redemption Date"..........................................................12
                  "Redemption Price".........................................................12
                  "Regular Record Date"......................................................12
                  "Responsible Officer"......................................................13
                  "Restricted Subsidiary"....................................................13
                  "S&P"......................................................................13
                  "Securities"...............................................................13
                  "Securities Act"...........................................................13
                  "Security Register" and "Security Registrar"...............................13
                  "Senior Indebtedness"......................................................13
                  "Special Record Date"......................................................14
                  "Stated Maturity"..........................................................14
                  "Subordinated Indebtedness"................................................14

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
                  "Subsidiary"...............................................................14
                  "Successor Security".......................................................14
                  "Temporary Cash Investments"...............................................14
                  "Trust Indenture Act"......................................................15
                  "Trustee"..................................................................15
                  "U.S. Person"..............................................................15
                  "Unrestricted Subsidiary"..................................................15
                  "Voting Stock".............................................................15
Section 102.      Other Definitions..........................................................15
Section 103.      Compliance Certificates and Opinions.......................................16
Section 104.      Form of Documents Delivered to Trustee.....................................16
Section 105.      Acts of Holders............................................................17
Section 106.      Notices, etc., to Trustee, the Company and any Guarantor...................19
Section 107.      Notice to Holders; Waiver..................................................19
Section 108.      Conflict with Trust Indenture Act..........................................20
Section 109.      Effect of Headings and Table of Contents...................................20
Section 110.      Successors and Assigns.....................................................20
Section 111.      Separability Clause........................................................20
Section 112.      Benefits of Indenture......................................................20
Section 113.      Governing Law..............................................................20
Section 114.      Legal Holidays.............................................................21
Section 115.      Schedules and Exhibits.....................................................21
Section 116.      Counterparts...............................................................21

ARTICLE TWO            SECURITY FORMS........................................................21

Section 201.      Forms Generally............................................................21
Section 202.      Form of and Provisions Required in Global Security.........................22
Section 203.      Form of Trustee's Certificate of Authentication............................23
Section 204.      Form of Guarantee of Each of the Guarantors................................23

ARTICLE THREE          THE SECURITIES........................................................25

Section 301.      Amount Unlimited; Issuable in Series.......................................25
Section 302.      Denominations..............................................................29
Section 303.      Execution, Authentication, Delivery and Dating.............................30
Section 304.      Temporary Securities.......................................................31
Section 305.      Global Securities..........................................................32
Section 306.      Registration, Registration of Transfer and Exchange........................33
Section 307.      Mutilated, Destroyed, Lost and Stolen Securities...........................35
Section 308.      [RESERVED].................................................................36

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
Section 309.      Payment of Interest; Interest Rights Preserved.............................36
Section 310.      Persons Deemed Owners......................................................37
Section 311.      Cancellation...............................................................38
Section 312.      Computation of Interest....................................................38
Section 313.      CUSIP Numbers..............................................................38

ARTICLE FOUR           DEFEASANCE AND COVENANT DEFEASANCE....................................39

Section 401.      Company's Option to Effect Defeasance or Covenant Defeasance...............39
Section 402.      Defeasance and Discharge...................................................39
Section 403.      Covenant Defeasance........................................................40
Section 404.      Conditions to Defeasance or Covenant Defeasance............................40
Section 405.      Deposited Money and U.S. Government Obligations to Be Held in Trust;
                  Other Miscellaneous Provisions.............................................43
Section 406.      Reinstatement..............................................................43

ARTICLE FIVE           REMEDIES..............................................................44

Section 501.      Events of Default..........................................................44
Section 502.      Acceleration of Maturity; Rescission and Annulment.........................46
Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee............47
Section 504.      Trustee May File Proofs of Claim...........................................48
Section 505.      Trustee May Enforce Claims without Possession of Securities................49
Section 506.      Application of Money Collected.............................................49
Section 507.      Limitation on Suits........................................................50
Section 508.      Unconditional Right of Holders to Receive Principal, Premium and
                  Interest...................................................................51
Section 509.      Restoration of Rights and Remedies.........................................51
Section 510.      Rights and Remedies Cumulative.............................................51
Section 511.      Delay or Omission Not Waiver...............................................51
Section 512.      Control by Holders.........................................................52
Section 513.      Waiver of Past Defaults....................................................52
Section 514.      Undertaking for Costs......................................................52
Section 515.      Waiver of Stay, Extension or Usury Laws....................................53

ARTICLE SIX            THE TRUSTEE...........................................................53

Section 601.      Notice of Defaults.........................................................53
Section 602.      Certain Rights of Trustee..................................................53

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
Section 603.      Trustee Not Responsible for Recitals, Dispositions of Securities or
                  Application of Proceeds Thereof............................................55
Section 604.      Trustee and Agents May Hold Securities; Collections; etc...................55
Section 605.      Money Held in Trust........................................................55
Section 606.      Compensation and Indemnification of Trustee and Its Prior Claim............56
Section 607.      Conflicting Interests......................................................57
Section 608.      Corporate Trustee Required; Eligibility....................................57
Section 609.      Resignation and Removal; Appointment of Successor Trustee..................57
Section 610.      Acceptance of Appointment by Successor.....................................59
Section 611.      Merger, Conversion, Consolidation or Succession to Business................60
Section 612.      Preferential Collection of Claims Against Company..........................61

ARTICLE SEVEN          HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.....................61

Section 701.      Company to Furnish Trustee Names and Addresses of Holders..................61
Section 702.      Disclosure of Names and Addresses of Holders...............................62
Section 703.      Reports by Trustee.........................................................62
Section 704.      Reports by Company and Guarantors..........................................62

ARTICLE EIGHT          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE..................63

Section 801.      Company or Any Guarantor May Consolidate, etc., Only on Certain Terms......63
Section 802.      Successor Substituted......................................................65

ARTICLE NINE           SUPPLEMENTAL INDENTURES...............................................66

Section 901.      Supplemental Indentures and Agreements without Consent of Holders..........66
Section 902.      Supplemental Indentures and Agreements with Consent of Holders.............67
Section 903.      Execution of Supplemental Indentures and Agreements........................68
Section 904.      Effect of Supplemental Indentures..........................................69
Section 905.      Conformity with Trust Indenture Act........................................69

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
Section 906.      Reference in Securities to Supplemental Indentures.........................69
Section 907.      Effect on Senior Indebtedness..............................................69

ARTICLE TEN            COVENANTS.............................................................69

Section 1001.     Payment of Principal, Premium and Interest.................................69
Section 1002.     Maintenance of Office or Agency............................................70
Section 1003.     Money for Security Payments to Be Held in Trust............................70
Section 1004.     Corporate Existence........................................................72
Section 1005.     Payment of Taxes and Other Claims..........................................72
Section 1006.     Maintenance of Properties..................................................72
Section 1007.     Insurance..................................................................73
Section 1008.     Statement by Officers as to Default........................................73
Section 1009.     Waiver of Certain Covenants................................................74

ARTICLE ELEVEN               REDEMPTION OF SECURITIES........................................74

Section 1101.     Rights of Redemption.......................................................74
Section 1102.     Applicability of Article...................................................74
Section 1103.     Election to Redeem; Notice to Trustee......................................74
Section 1104.     Selection by Trustee of Securities to Be Redeemed..........................75
Section 1105.     Notice of Redemption.......................................................75
Section 1106.     Deposit of Redemption Price................................................76
Section 1107.     Securities Payable on Redemption Date......................................76
Section 1108.     Securities Redeemed or Purchased in Part...................................77

ARTICLE TWELVE               SUBORDINATION OF SECURITIES.....................................77

Section 1201.     Securities Subordinate to Senior Indebtedness..............................77
Section 1202.     Payment Over of Proceeds Upon Dissolution, etc.............................78
Section 1203.     Suspension of Payment When Senior Indebtedness in Default..................79
Section 1204.     Payment Permitted if No Default............................................81
Section 1205.     Subrogation to Rights of Holders of Senior Indebtedness....................81
Section 1206.     Provisions Solely to Define Relative Rights................................81
Section 1207.     Trustee to Effectuate Subordination........................................82
Section 1208.     No Waiver of Subordination Provisions......................................82
Section 1209.     Notice to Trustee..........................................................83
Section 1210.     Reliance on Judicial Order or Certificate of Liquidating Agent.............84

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
Section 1211.     Rights of Trustee as a Holder of Senior Indebtedness; Preservation of
                  Trustee's Rights...........................................................84
Section 1212.     Article Applicable to Paying Agents........................................84
Section 1213.     No Suspension of Remedies..................................................84
Section 1214.     Trustee's Relation to Senior Indebtedness..................................85

ARTICLE THIRTEEN             SATISFACTION AND DISCHARGE......................................85

Section 1301.     Satisfaction and Discharge of Indenture....................................85
Section 1302.     Application of Trust Money.................................................86

ARTICLE FOURTEEN             GUARANTEE.......................................................87

Section 1401.     Guarantors' Guarantee......................................................87
Section 1402.     Continuing Guarantee; No Right of Set-Off; Independent Obligation..........87
Section 1403.     Guarantee Absolute.........................................................88
Section 1404.     Right to Demand Full Performance...........................................91
Section 1405.     Waivers....................................................................91
Section 1406.     The Guarantors Remain Obligated in Event the Company Is No Longer
                  Obligated to Discharge Indenture Obligations...............................92
Section 1407.     Fraudulent Conveyance; Contribution Subrogation............................92
Section 1408.     Guarantee Is in Addition to Other Security.................................92
Section 1409.     Release of Security Interests..............................................93
Section 1410.     No Bar to Further Actions..................................................93
Section 1411.     Failure to Exercise Rights Shall Not Operate as a Waiver; No
                  Suspension of Remedies.....................................................93
Section 1412.     Trustee's Duties; Notice to Trustee........................................94
Section 1413.     Successors and Assigns.....................................................94
Section 1414.     Release of Guarantee.......................................................94
Section 1415.     Execution of Guarantee.....................................................95
Section 1416.     Guarantee Subordinate to Guarantor Senior Indebtedness.....................95
Section 1417.     Payment Over of Proceeds Upon Dissolution of the Guarantor, etc............95
Section 1418.     Default on Guarantor Senior Indebtedness...................................97
Section 1419.     Payment Permitted by Each of the Guarantors if No Default..................97
Section 1420.     Subrogation to Rights of Holders of Guarantor Senior Indebtedness..........98
Section 1421.     Provisions Solely to Define Relative Rights................................98

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
Section 1422.     Trustee to Effectuate Subordination........................................99
Section 1423.     No Waiver of Subordination Provisions......................................99
Section 1424.     Notice to Trustee by Each of the Guarantors...............................100
Section 1425.     Reliance on Judicial Order or Certificate of Liquidating Agent............101
Section 1426.     Rights of Trustee as a Holder of Guarantor Senior Indebtedness;
                  Preservation of Trustee's Rights..........................................101
Section 1427.     Article Applicable to Paying Agents.......................................101
Section 1428.     No Suspension of Remedies.................................................102
Section 1429.     Trustee's Relation to Guarantor Senior Indebtedness.......................102

TESTIMONIUM

SIGNATURES AND SEALS

ACKNOWLEDGMENTS


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                Reconciliationand tie between  Trust  Indenture  Act of 1939, as amended, and Indenture, dated as of December 17,
                              1997

Trust Indenture                                                              Indenture
 Act Section                                                                  Section
---------------                                                             -----------
ss. 310  (a)(1)                   ..........................................     608
         (a)(2)                   ..........................................     608
         (b)                      ..........................................     607, 609
ss. 311  (a)                      ..........................................     612
ss. 312  (a)                      ..........................................     701
         (b)                      ..........................................     702
         (c)                      ..........................................     702
ss. 313  (a)                      ..........................................     703
         (c)                      ..........................................     703, 704
ss. 314  (a)                      ..........................................     704
         (a)(4)                   ..........................................     1008
         (c)(1)                   ..........................................     103, 104, 404, 1103
         (c)(2)                   ..........................................     103, 104, 404, 1103
         (e)                      ..........................................     103
ss. 315  (a)                      ..........................................     602, 903
         (b)                      ..........................................     601
         (c)                      ..........................................     602
         (d)                      ..........................................     602
         (e)                      ..........................................     514
ss. 316  (a)(last sentence)       ..........................................     101 ("Outstanding")
         (a)(1)(A)                ..........................................     502, 512
         (a)(1)(B)                ..........................................     513
         (b)                      ..........................................     508
         (c)                      ..........................................     105
ss. 317  (a)(1)                   ..........................................     503
         (a)(2)                   ..........................................     504
         (b)                      ..........................................    1003
ss. 318  (a)                      ..........................................     108

---------------------

Note:     This  reconciliation and tie shall not, for any purpose,  be deemed to be a part of this Indenture.

         INDENTURE, dated as of December 17, 1997, between SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Company"), and FIRST UNION NATIONAL BANK, a national banking association organized under the laws of the United States of America, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

         All acts and things necessary have been done to make (i) the Securities of any series, when their terms have been determined in accordance with this Indenture and when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company,
(ii) the Guarantees, if and when executed by each of the Guarantors and delivered hereunder, the valid obligation of each of the Guarantors and (iii) this Indenture a valid agreement of the Company and, if applicable, each of the Guarantors in accordance with the terms of this Indenture.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                   ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

         Section 101.  Definitions.
                       -----------

         For all purposes of this Indenture, except as otherwise expressly provided or as set forth pursuant to Section 301 or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

         (e) all references to $, US$, dollars or United States dollars shall refer to the lawful currency of the United States of America.

          "Affiliate" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 5% or more of such Person's Equity Interests or any officer or director of any such Person or other Person or, with respect to any natural Person, any Person having a relationship with such Person or other Person by blood, marriage or adoption not more remote than first cousin or (iii) any other Person 10% or more of the voting Equity Interests of which are beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Bank Credit Agreement" means the Third Amended and Restated Credit Agreement, dated as of May 20, 1997, between the Company, the subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS," the lenders named therein and The Chase Manhattan Bank, as agent, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing). For all purposes under this Indenture, "Bank Credit Agreement" shall include any amendments, renewals, extensions, substitutions, refinancings, restructurings, replacements, supplements or any other modifications that increase the principal amount of the Indebtedness or the commitments to lend thereunder.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Bearer Security" means any Security issued hereunder which is payable to bearer.

          "Board of Directors" means the board of directors of the Company or any Guarantor, as the case may be, or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or any Guarantor, as the case may be, to have been duly adopted by the Board of Directors of such entity and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York, the State of Maryland or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means any obligation of the Company and its Restricted Subsidiaries on a Consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

          "Cash Equivalents" means, (i) any evidence of Indebtedness with a maturity of one year or less from the date of acquisition issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of one year or less from the date of acquisition of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of one year or less from the date of acquisition issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated A-1 (or higher) according to S&P or P-1 (or higher) according to Moody's or at least an equivalent rating category of another nationally recognized securities rating agency; (iv) any money market deposit accounts issued or offered by a domestic commercial bank having capital and surplus in excess of $500,000,000; and (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the government of the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition; provided that the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means Sinclair Broadcast Group, Inc., a corporation incorporated under the laws of Maryland, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its Vice Chairman, its President or a Vice President (regardless of vice presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Worth" means the consolidated equity of the holders of Equity Interests (excluding Disqualified Equity Interests) of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP consistently applied.

          "Corporate Trust Office" means the office of the Trustee or an affiliate or agent thereof at which at any particular time the corporate trust business for the purposes of this Indenture shall be principally administered, which office at the date of execution of this Indenture is located at First Union National Bank, 901 East Cary Street, 2nd Floor, Richmond, Virginia 23219,
Attention: Patricia Welling.

          "Default" means any event which is, or after notice or passage of any time or both would be, an Event of Default.

          "Depositary" means, with respect to the Securities issued in the form of Global Securities, if any, The Depository Trust Company, a New York limited purpose corporation, its nominees and successors, or any other Person designated as the Depositary by the Company pursuant to Section 305(b), in each case registered as a "clearing agency" under the Exchange Act and maintaining a book-entry system that qualifies for treatment as "registered form" under
Section 163(f) of the Code.

          "Designated Guarantor Senior Indebtedness" means (i) all Guarantor Senior Indebtedness which guarantees Indebtedness under the Bank Credit Agreement and (ii) any other Guarantor Senior Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for indebtedness, or commitments to lend, of at least $25,000,000 at the time of determination and is specifically designated in the instrument evidencing such Guarantor Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Guarantor

Senior Indebtedness" by the Guarantor which is the obligor under the Guarantor Senior Indebtedness.

          "Designated Senior Indebtedness" means (i) all Senior Indebtedness outstanding under the Bank Credit Agreement and (ii) any other Senior Indebtedness which is incurred pursuant to an agreement (or series of related agreements) simultaneously entered into providing for indebtedness, or commitments to lend, of at least $25,000,000 at the time of determination and is specifically designated in the instrument evidencing such Senior Indebtedness or the agreement under which such Senior Indebtedness arises as "Designated Senior Indebtedness" by the Company.

          "Disqualified Equity Interests" means any Equity Interests that, either by their terms or by the terms of any security into which they are convertible or exchangeable or otherwise, are or upon the happening of an event or passage of time would be required to be redeemed prior to any Stated Maturity of the principal of the Securities or are redeemable at the option of the holder thereof at any time prior to any such Stated Maturity, or are convertible into or exchangeable for debt securities at any time prior to any such Stated Maturity at the option of the holder thereof.

          "Equity Interest" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person, including any Preferred Equity Interests.

          "Event of Default" has the meaning specified in Article Five.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Existing Notes" means the Company's 10% Senior Subordinated Notes due 2003, the Company's 10% Senior Subordinated Notes due 2005 and the Company's 9% Senior Subordinated Notes due 2007.

          "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy.

          "Film Contract" means contracts with suppliers that convey the right to broadcast specified films, videotape motion pictures, syndicated television programs or sports or other programming.

          "Founders' Notes" means the term notes, dated September 30, 1990, made by the Company to Julian S. Smith and to Carolyn C. Smith pursuant to a stock redemption agreement, dated June 19, 1990, among the Company, certain of its Subsidiaries, Julian S. Smith, Carolyn C. Smith, David D. Smith, Frederick G. Smith, J. Duncan Smith and Robert E. Smith.

          "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect on the date of this Indenture.

          "Global Security" means a Security of any series in book entry form evidencing all or part of the Securities of any series, issued to the Depositary or its nominee and registered in the name of the Depositary or such nominee.

          "Guarantee" means, in respect of the Securities of any series, the guarantee, if any, by any Guarantor, if any, of the Company's Indenture Obligations pursuant to a guarantee given in accordance with Section 301 of this Indenture, including, without limitation, the Guarantees by the Guarantors, if any, included in Article Fourteen of this Indenture.

          "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services without requiring that such property be received or such services be rendered), (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

          "Guarantor," as of any time, means, in respect of a series of Securities, a Subsidiary which provides a Guarantee pursuant to Section 301 of the Indenture or any other guarantor of the Indenture Obligations. Guarantors, if any, will be listed as signatories to any supplemental indenture of any series of Securities which provide for Guarantees.

          "Guarantor Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy laws whether or not allowable as a claim in such proceeding) on any Indebtedness of any Guarantor (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Guarantee. Without limiting the generality of the foregoing, "Guarantor Senior Indebtedness" shall include (i) the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) and all other obligations of every nature of any Guarantor from time to time owed to the lenders (or their agent) under the Bank Credit Agreement; provided, however, that any Indebtedness under any refinancing, refunding or replacement of the Bank Credit Agreement shall not constitute Guarantor Senior Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of any Guarantor, (ii) Indebtedness evidenced by any guarantee of the Founders' Notes and (iii) Indebtedness under Interest Rate Agreements. Notwithstanding the foregoing, "Guarantor Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Guarantees, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of any Guarantor, (iii) Indebtedness which when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code, is without recourse to any Guarantor, (iv) Indebtedness which is represented by Disqualified Equity Interests, (v) any liability for foreign, federal, state, local or other taxes owed or owing by any Guarantor to the extent such liability constitutes Indebtedness, (vi) Indebtedness of any Guarantor to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries,
(vii) Indebtedness evidenced by any guarantee of any Subordinated Indebtedness or Pari Passu Indebtedness, (viii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (ix) Indebtedness owed by any Guarantor for compensation to employees or for services.

          "Holder" means a Person in whose name a Security of any series is registered in the Security Register.

          "Indebtedness" means, with respect to any Person, without duplication,
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities arising in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit issued under letter of credit facilities, acceptance facilities or other similar facilities and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Equity Interests of such Person, or any warrants, rights or options to acquire such Equity Interests, now or hereafter outstanding, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business, (iv) all obligations under Interest Rate Agreements of such Person, (v) all Capital Lease Obligations of such Person, (vi) all Indebtedness referred to in clauses (i) through (v) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vii) all Guaranteed Debt of such Person, (viii) all Disqualified Equity Interests valued at the greater of their voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, and (ix) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing of any liability of the types referred to in clauses (i) through (viii) above; provided, however, that the term Indebtedness shall not include any obligations of the Company and its Restricted Subsidiaries with respect to Film Contracts entered into in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be, without duplication, the principal amount that would be shown on a balance sheet of such Person prepared as of such date in accordance with GAAP and the maximum determinable liability of any Guaranteed Debt referred to in clause (vii) above at such date. The Indebtedness of the Company and its Restricted Subsidiaries shall not include any Indebtedness of Unrestricted Subsidiaries so long as such Indebtedness is non-recourse to the Company and the Restricted Subsidiaries. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Equity Interests which do not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Equity Interests as if such Disqualified Equity Interests were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified Equity Interests, such Fair Market Value to be determined in good faith by the Board of Directors of the issuer of such Disqualified Equity Interests.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

          "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities of any series, including any Guarantor, to pay principal, premium, if any, and interest when due and payable under the Securities of that series, and all other amounts due or to become due under or in connection with this Indenture, the Securities of that series, and the performance of all other obligations to the Trustee and the Holders under this Indenture and the Securities of that series, according to the terms hereof and thereof.

          "Independent Director" means a director of the Company other than a director (i) who (apart from being a director of the Company or any Subsidiary) is an employee, insider, associate or Affiliate of the Company or a Subsidiary or has held any such position during the previous five years or (ii) who is a director, an employee, insider, associate or Affiliate of another party to the transaction in question.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreements" means one or more of the following agreements which shall be entered into by one or more financial institutions: interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements) and any obligations in respect of any Hedging Agreement, as defined in the Bank Credit Agreement.

          "Investments" means, with respect to any Person, directly or indirectly, any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase, acquisition or ownership by such Person of any Equity Interests, bonds, notes, debentures or other securities or assets issued or owned by any other Person and all other items that would be classified as investments on a balance sheet prepared in accordance with GAAP.

          "Lien" means any mortgage, charge, pledge, lien (statutory or otherwise), privilege, security interest, hypothecation or other encumbrance upon or with respect to any property of any kind (including any conditional sale or other title retention agreement, any leases in the nature thereof, and any agreement to give any security interest), real or personal, movable or immovable, now owned or hereafter acquired.

          "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein provided or as provided in this Indenture, whether at Stated Maturity, or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

          "Moody's" means Moody's Investors Service, Inc. or any successor rating agency.

          "Non-payment Default" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons to accelerate the maturity of any Designated Senior Indebtedness.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman, the President or a Vice President (regardless of vice presidential designation), and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or any Guarantor, as the case may be, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, any of the Guarantors or the Trustee, unless an Opinion of Independent Counsel is required pursuant to the terms of this Indenture, and who shall be acceptable to the Trustee.

          "Opinion of Independent Counsel" means a written opinion of counsel issued by someone who is not an employee or consultant of the Company or any Guarantor and who shall be acceptable to the Trustee.

          "Original Issue Discount Security" means any Security which provides for an amount less than the stated principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to
Section 301.

          "Outstanding" when used with respect to Securities of any series means, unless otherwise provided pursuant to Section 301, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust or set aside and segregated in trust by the Company or such Affiliate (if the Company or such Affiliate shall act as the Paying Agent) for the Holders; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor reasonably satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 402 and 403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four; and

          (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

          "Pari Passu Indebtedness" means any Indebtedness of the Company or any Guarantor that is pari passu in right of payment to the Securities or any Guarantee of any particular series, as the case may be.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

          "Payment Default" means any default in the payment of principal of, premium, if any, or interest, on any Designated Senior Indebtedness.

          "Permitted Guarantor Junior Securities" means (so long as the effect of any exclusion employing this definition is not to cause the Guarantee to be treated in any case or proceeding or similar event described in clause (a), (b) or (c) of Section 1417 as part of the same class of claims as the Guarantor Senior Indebtedness or any class of claims pari passu with, or senior to, the Guarantor Senior Indebtedness) for any payment or distribution, debt or equity securities of any Guarantor or any successor corporation provided for by a plan of reorganization or readjustment that are subordinated at least to the same extent that the Guarantee is subordinated to the payment of all Guarantor Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes any Guarantor Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Guarantor Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          "Permitted Junior Securities" means (so long as the effect of any exclusion employing this definition is not to cause the Securities to be treated in any case or proceeding or similar event described in clause (a), (b) or (c) of Section 1202 as part of the same class of claims as the Senior Indebtedness or any class of claims pari passu with, or senior to, the Senior Indebtedness) for any payment or distribution, debt or equity securities of the Company or any successor corporation provided for by a plan of reorganization or readjustment that are subordinated at least to the same extent that the Securities are subordinated to the payment of all Senior Indebtedness then outstanding; provided that (1) if a new corporation results from such reorganization or readjustment, such corporation assumes any Senior Indebtedness not paid in full in cash or Cash Equivalents in connection with such reorganization or readjustment and (2) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

          "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Equity Interest," as applied to the Equity Interest of any Person, means an Equity Interest of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such person, over Equity Interests of any other class of such Person.

          "Qualified Equity Interests" of any Person means any and all Equity Interests of such Person other than Disqualified Equity Interests.

          "Redemption Date" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" when used with respect to any Security to be redeemed pursuant to any provision in this Indenture means the price at which it is to be redeemed pursuant to this Indenture.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the 15th day (whether or not a Business Day) next preceding such Interest Payment Date.

          "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office or the agent of the Trustee appointed hereunder, including any vice president, assistant vice president, assistant secretary, or any other officer or assistant officer of the Trustee or the agent of the Trustee appointed hereunder to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means a Subsidiary subject to the covenants or events of default under the agreements governing other indebtedness of the Company.

          "S&P" means Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, or any successor rating agency.

          "Securities" has the meaning specified in the Recitals.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

          "Senior Indebtedness" means the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) on any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, and whether at any time owing, actually or contingent, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law whether or not allowable as a claim in such proceeding) and all other obligations of every nature of the Company from time to time owed to the lenders (or their agent) under the Bank Credit Agreement; provided, however, that any Indebtedness under any refinancing, refunding or replacement of the Bank Credit Agreement shall not constitute Senior Indebtedness to the extent that the Indebtedness thereunder is by its express terms subordinate to any other Indebtedness of the Company, (ii) Indebtedness outstanding under the Founders' Notes and (iii) Indebtedness under Interest Rate Agreements. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company,
(iii) Indebtedness which when incurred and without respect to any election under
Section 1111(b) of Title 11 of the United States Code, is without recourse to the

Company, (iv) Indebtedness which is represented by Disqualified Equity Interests, (v) any liability for foreign, federal, state, local or other taxes owed or owing by the Company to the extent such liability constitutes
Indebtedness, (vi) Indebtedness of the Company to a Subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (viii) Indebtedness owed by the Company for compensation to employees or for services.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 309.

          "Stated Maturity" when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

          "Subordinated Indebtedness" means Indebtedness of the Company or any Guarantor subordinated in right of payment to Senior Indebtedness or Guarantor Senior Indebtedness, as the case may be.

          "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security. For the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Temporary Cash Investments" means (i) any evidence of Indebtedness, maturing not more than one year after the date of acquisition, issued by the United States of America, or an instrumentality or agency thereof and guaranteed fully as to principal, premium, if any, and interest by the United States of America, (ii) any certificate of deposit, maturing not more than one year after the date of acquisition, issued by, or time deposit of, a commercial banking institution (including the Trustee) that is a member of the Federal Reserve System and that has combined capital and surplus and undivided profits of not less than $500,000,000, whose debt has a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (iii) commercial paper, maturing not more than one year after the date of acquisition, issued by a corporation (other than an Affiliate or Subsidiary of the Company) (including the Trustee) organized and existing under the laws of the United

States of America with a rating, at the time as of which any investment therein is made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P and (iv) any money market deposit accounts issued or offered by a domestic commercial bank (including the Trustee) having capital and surplus in excess of $500,000,000.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee and, if at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

          "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust, the income of which is subject to United States federal income taxation regardless of its source.

          "Unrestricted Subsidiary," with respect to any series of Securities, shall have the meaning set forth as provided pursuant to Section 301.

          "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          Section 102. Other Definitions.
                       -----------------
                                                       Defined in
             Term                                       Section
             ----                                      ----------
           "Act"                                           105
           "Agent Members"                                 305
           "Bearer Global Security"                        305
           "covenant defeasance"                           403
           "Defaulted Interest"                            309
           "defeasance"                                    402
           "Defeasance Redemption Date"                    404
           "Defeased Securities"                           401
           "Global Security"                               202
           "Initial Blockage Period"                      1203
           "Payment Blockage Period"                      1203
           "Physical Securities"                           305

           "Senior Representative"                        1203
           "Surviving Entity"                              801
           "U.S. Government Obligations"                   404

         Section 103.  Compliance Certificates and Opinions.
                       ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company, any Guarantor and any other obligor on the Securities of any series shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents, certificates and/or opinions is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 104. Form of Documents Delivered to Trustee.
                       --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company, any Guarantor or other obligor of the Securities of any series may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, any Guarantor or other obligor of the Securities of any series stating that the information with respect to such factual matters is in the possession of the Company, any Guarantor or other obligor of the Securities of that series, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 105.  Acts of Holders.
                       ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Procedures in connection to acts of Holders with respect to Bearer Securities shall be as provided pursuant to Section 301. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture, if made in the manner provided in this Section. The fact and date of the execution by any person of any such instrument or writing or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient in accordance with such reasonable rules as the Trustee may determine.

          (b) The ownership of Securities of any series shall be proved by the Security Register.

          (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security of any series shall bind every future Holder of the same Security of that series or the Holder of every Security of that series issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

          (d) If the Company shall solicit from the Holders of Securities of one or more series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

          In the absence of any such record date fixed by the Company, regardless as to whether a solicitation of the Holders of Securities of one or more series is occurring on behalf of the Company or any Holder, the Trustee may, at its option, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustee shall have no obligation to do so. Any such record date shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than a date such solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for purposes of determining whether Holders of Securities of one or more series of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities of any series then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     Section 106. Notices, etc., to Trustee, the Company and any Guarantor.
                  --------------------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company or any Guarantor or any other obligor of the Securities or a Senior Representative or holder of Senior Indebtedness shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to or with the Trustee at the Corporate Trust Office,
Attention: Corporate Trust Division, or at any other address previously furnished in writing to the Holders, the Company, any Guarantor, any other obligor of the Securities or a Senior Representative or holder of Senior Indebtedness by the Trustee; or

          (b) the Company or any Guarantor shall be sufficient for every purpose (except as provided in Section 501(c)) hereunder or pursuant to Section 301 if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to the Company or such Guarantor addressed to it at Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211,
Attention: President, or at any other address previously furnished in writing to the Trustee by the Company;

          Section 107. Notice to Holders; Waiver.
                       -------------------------

          Where this Indenture or the Securities of any series provides for notice to Holders of the Securities of any series of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by recognized overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notices to Holders of Bearer Securities shall be provided as may be specified pursuant to Section 301.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 108. Conflict with Trust Indenture Act.
                       ---------------------------------

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, the provision or requirement of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          Section 109. Effect of Headings and Table of Contents.
                       ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 110. Successors and Assigns.
                       ----------------------

          All covenants and agreements in this Indenture by the Company and the Guarantors shall bind their successors and assigns, whether so expressed or not.

          Section 111. Separability Clause.
                       -------------------

          In case any provision in this Indenture or in the Securities of any series or in any Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 112. Benefits of Indenture.
                       ---------------------

          Nothing in this Indenture or in the Securities or the Guarantees, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness or Guarantor Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 113. Governing Law.
                       -------------

          THIS INDENTURE AND THE SECURITIES OF ANY SERIES AND ANY INTEREST COUPONS APPERTAINING THERETO AND ANY GUARANTEES

SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

          Section 114. Legal Holidays.
                       --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security of any series shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day.

          Section 115. Schedules and Exhibits.
                       ----------------------

          All schedules and exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          Section 116. Counterparts.
                       ------------

          This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO
                                   -----------

                                 SECURITY FORMS
                                 --------------

          Section 201. Forms Generally.
                       ---------------

          The Securities of each series and the Trustee's certificate of authentication and the interest coupons, if any, to be attached thereto shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing the Securities of that series and interest coupons, if any, to be attached thereto, as evidenced by their execution of the Securities and interest coupons, if any. If temporary Securities of any series are issued as permitted by Section 304, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and interest coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or interest coupons, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          Unless otherwise provided pursuant to Section 301, Bearer Securities, if any, shall have interest coupons attached.

          The definitive Securities of any series shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities of that series may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Section 202. Form of and Provisions Required in Global Security.
                       --------------------------------------------------

          If Securities of or within a series are issuable in whole or in part in global form, such Global Securities will be subject to Sections 301, 303, 304 (if applicable), 305 and 306.

          Unless otherwise provided pursuant to Section 301, any Global Security issued hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

IF THE DEPOSITORY TRUST COMPANY IS ACTING AS THE DEPOSITARY, INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF

TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          Section 203. Form of Trustee's Certificate of Authentication.
                       -----------------------------------------------

          Unless otherwise provided pursuant to Section 301, the Trustee's certificate of authentication shall be included on the Securities and shall be substantially in the form as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Securities referred to in the within-mentioned Indenture.

                                                     FIRST UNION NATIONAL BANK,

                                                     ---------------------------
                                                     As Trustee


                                                     By:
                                                        ------------------------
                                                        Authorized Signatory

          Section 204. Form of Guarantee of Each of the Guarantors.
                       -------------------------------------------

          If a Guarantee is to be endorsed on a Security of any series, the form of Guarantee shall be set forth on the Securities substantially as follows:

                                   GUARANTEES

          For value received, each of the undersigned hereby unconditionally guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security in the amounts and at the time when due and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security. The Indebtedness evidenced by these Guarantees is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture), whether Outstanding on the date of the Indenture or thereafter, and these Guarantees are issued subject to such provisions.

                                                     [LIST OF GUARANTORS]


      Attest                                         By
            -----------------------------              -------------------------
               Name:                Name:
Title:         Title:

                                  ARTICLE THREE
                                  -------------

                                 THE SECURITIES
                                 --------------

          Section 301. Amount Unlimited; Issuable in Series.
                       ------------------------------------

          (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

          (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 303) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

              (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

              (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 306, 307, 906 or 1108 or any Securities of the series that, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (3) the date or dates on which the principal of and premium, if any, on the Securities of the series will mature or the method or methods of determining such date or dates;

              (4) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates;

              (5) the date or dates from which such interest, if any, shall accrue or the method or methods by which such date or dates shall be determined;

              (6) the date or dates on which interest, if any, shall be payable and the record date or dates therefor, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

              (7) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, or at which Securities of the series may be surrendered for registration of transfer and exchange;

              (8) the period or periods within which, the price or prices at which, the currency or currencies if other than in United States dollars (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company;

              (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (if other than United States dollars) (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

              (10) the denominations in which Securities of the series are authorized to be issued;

              (11) the currency or currency unit in which such Securities may be denominated and/or the currency or currencies (including currency unit or units) in which principal of, premium, if any, and interest, if any, on such Securities will be payable and whether the Company or the holders of any such Securities may elect to receive payments in respect of such Securities in a currency or currency unit other than that in which such Securities are stated to be payable;

              (12) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the manner in which such amounts will be determined;

              (13) if other than the entire principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to
          Section 502 or the method by which such portion shall be determined;

              (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

              (15) any addition to, modifications of or deletion from the Events of Default set forth in Section 501 or covenants of the Company set forth in Article 9 pertaining to the Securities of the series;

              (16) the circumstances, if any, under which the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person (including any modification of the definition of such term) in respect of taxes, assessments or similar charges;

              (17) whether Securities of the series shall be issuable in registered or bearer form (with or without interest coupons), or both, and any restrictions applicable to the offering, sale, transfer or delivery of Bearer Securities and, if other than as provided in
          Section 306, the terms upon which Bearer Securities of a series may be exchanged for Securities of the same series and vice versa;

              (18) the date as of which any Bearer Securities of the series and any temporary Global Security representing Outstanding Securities of the series shall be dated, if other than the date of original issuance of the first Security of the series to be issued;

              (19) the forms of the Securities and interest coupons, if any, of the series;

              (20) if other than the Trustee, the identity of the Registrar and any Paying Agent;

              (21) the application, if any, of such means of defeasance or covenant defeasance as may be specified for such Securities of that series;

              (22) whether such Securities of the series are to be issued in whole or in part in the form of one or more in temporary or permanent Global Securities, and, if so, the identity of the Depositary or its nominee, if any, for such Global Securities, and the circumstances under which the beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of that series, to be registered in the names of or to be held by such beneficial owners or their nominees;

              (23) if the Securities of the series may be issued or delivered, or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

              (24) if other than as provided in Section 309, the Person to whom any interest on any Security of the series shall be payable and the manner in which, or the Person to whom, any interest on any Bearer Securities of the series shall be payable;

              (25) any definitions for Securities of that series which are not to be as set forth in this Indenture, including, without limitation, the definition of "Unrestricted Subsidiary" to be used for that series;

              (26) the relative degree to which Debt Securities of the series offered shall be senior to or be subordinated to other series of Securities, and to other indebtedness of the Company, in right of payment, whether such other series of Securities and other indebtedness are outstanding or not;

              (27) whether such Debt Securities are Guaranteed and, if so, the identity of the Guarantors and the terms of such Guarantees (including whether and the extent to which the Guarantees are subordinated to the other indebtedness of the Guarantors);

              (28) the terms, if any, upon which the Company may be able to redeem such Debt Securities prior to their maturity including the dates on which such redemptions may be made and the price at which such redemptions may be made;

              (29) the terms, if any, upon which such Securities of any series may be converted or exchanged into or for Common Stock, Preferred Stock or other securities or property of the Company;

              (30) any restrictions on the registration, transfer or exchange of the Securities; and

              (31) any other terms not inconsistent with the terms of the Indenture pertaining to the Securities which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

          (c) All provisions set forth in this Indenture shall be applicable to each series of Debt Securities issued hereunder unless otherwise specified in a supplemental indenture entered into pursuant to this Section 301, in which case the provisions of the supplemental indenture shall govern and references herein to "unless otherwise provided pursuant to Section 301" are not intended to limit what provisions may be amended pursuant to any supplemental indenture. Subject to Sections 108, 113 and any controlling provision of the Trust Indenture Act, in the event of any inconsistency between the terms of this Indenture and the terms applicable to a series of Securities established in the manner permitted by this Section 301, the (i) Board Resolution, (ii) Officers' Certificate or
(iii) supplemental indenture setting forth such conflicting term shall prevail.

          (d) All Securities of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 303) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of that series.

          (e) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of that series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of that series shall be delivered to the Trustee prior to the authentication and delivery thereof.

          (f) Unless otherwise provided pursuant to Section 301, payment of the principal of, premium, if any, and interest on the Securities shall be made at the office or agency of the Company maintained for that purpose as the Company may designate pursuant to Section 301, in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register or (ii) by wire transfer in immediately available funds to an account specified (not later than one Business Day prior to the applicable Interest Payment Date) by the Holder thereof. If any of the Securities are held by the Depository, payments of interest may be made by wire transfer to the Depository. Procedures with respect to payments in connection with Bearer Securities shall be established pursuant to Section 301.

          Section 302. Denominations.
                       -------------

          Unless otherwise provided pursuant to Section 301, the Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple of $1,000, and Bearer Securities shall be issued in denominations of $5,000 or any integral multiple of $5,000. Securities denominated in a foreign currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

          Section 303. Execution, Authentication, Delivery and Dating.
                       ----------------------------------------------

          Unless otherwise provided pursuant to Section 301, the Securities of any series shall be executed on behalf of the Company by one of its Chairman of the Board, its President or one of its Vice Presidents attested by its Secretary or one of its Assistant Secretaries.

          Securities and interest coupons, if any, on Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities, together with any interest coupons appertaining thereto, of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security of any series shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          Unless otherwise provided pursuant to Section 301, in case the Company or any Guarantor, pursuant to Article Eight, shall be consolidated, merged with or into any other Person or shall sell, assign, convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company or such Guarantor shall have been merged, or the Person which shall have received a sale, assignment, conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, sale, assignment, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities on behalf of the Trustee. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

          The Bearer Securities will be transferable by delivery. Other terms, conditions and restrictions in connection with Bearer Securities will be as provided pursuant to Section 301.

          The specific terms of the depositary arrangement with respect to any portion of a series of Securities to be represented by a Global Security will be as provided pursuant to Section 301.

          Section 304. Temporary Securities.
                       --------------------

          Unless otherwise provided pursuant to Section 301, pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of any series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          Unless otherwise provided pursuant to Section 301, after the preparation of definitive Securities of any series, the temporary Securities of any series shall be exchangeable for definitive Securities of that series upon surrender of the temporary Securities of that series at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of that series.

          Section 305. Global Securities.
                       -----------------

          (a) Unless otherwise provided pursuant to Section 301, any Global Security of any series shall, if the Depositary permits, (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be deposited with, or on behalf of, the Depositary and (iii) bear legends as set forth in Section 202; provided, that the Securities are eligible to be in the form of a Global Security.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          The Securities of any series may also be issued in whole or in part in the form of one or more bearer global securities (a "Bearer Global Security") that will be deposited with a depositary, or with a nominee for such a depositary, as provided pursuant to Section 301. Any Bearer Global Security may be issued in temporary or permanent form. The specific terms and procedures, including the specific terms of the depositary arrangement, with respect to any portion of a series of Securities to be represented by one or more Bearer Global Securities will be as provided pursuant to Section 301.

          (b) Unless otherwise provided pursuant to Section 301, transfers of the Global Security of a series shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Under the circumstances described in this clause (b) below, beneficial owners shall obtain physical securities in the form provided pursuant to Section 301 ("Physical Securities") in exchange for their beneficial interests in a Global Security in accordance with the Depositary's and the Securities Registrar's procedures. In connection with the execution, authentication and delivery of such Physical Securities, the Security Registrar shall reflect on its books and records a decrease in the principal amount of the Global Security equal to the principal amount of such Physical Securities and the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Securities having an equal aggregate principal amount. Unless otherwise provided pursuant to Section 301, the Securities will be delivered in certificated form if (i) the Depositary ceases to be registered as a clearing agency under the Exchange Act or is not willing or no longer willing or able to provide securities depository services with respect to the Securities and a successor depositary is not appointed by the Company within 90 days and (ii) the Company, in its sole discretion, so determines or (iii) there shall have occurred an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities represented by such Global Security and such Event of Default or event continues for a period of 90 days.

          (c) In connection with any transfer of a portion of the beneficial interest in a Global Security to a Physical Security pursuant to subsection (b) of this Section to beneficial owners, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of a Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

          (d) In connection with the transfer of the entire Global Security of any series to beneficial owners pursuant to subsection (b) of this Section, a Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in a Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

          (e) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          Section 306. Registration, Registration of Transfer and Exchange.
                       ---------------------------------------------------

          Unless otherwise provided pursuant to Section 301, the Company shall cause to be kept at the Corporate Trust Office of the Trustee, or such other office as the Trustee may designate, a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities of any series and of transfers of Securities of any series. The Trustee or an agent thereof or of the Company shall initially be the "Security Registrar" for the purpose of registering Securities of any series and transfers of Securities of any series as herein provided.

          Procedures with respect to the registration and registration of transfer and exchange, and other matters related thereto, with respect to Bearer Securities shall be provided pursuant to Section 301.

          Unless otherwise provided pursuant to Section 301, upon surrender for registration of transfer of any Security of any series at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of that series of any authorized denomination or denominations, of a like aggregate principal amount.

          Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Securities shall be required to be reflected in a book entry.

          Unless otherwise provided pursuant to Section 301, at the option of the Holder, Securities of any series may be exchanged for other Securities of that series of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities of that series to be exchanged at such office or agency. Whenever any Securities of any series are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities of that series which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities of any series shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities of the series surrendered upon such registration of transfer or exchange.

          Unless otherwise provided pursuant to Section 301, every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities of any series, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 303, 304, 305, 306, 307 and 906, not involving any transfer.

          Unless otherwise provided pursuant to Section 301, the Company shall not be required (a) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business (i) 15 days before the date of selection of Securities of that series for redemption under
Section 1104 and ending at the close of
business on the day of such selection or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security of that series so selected for redemption in whole or in part, except the unredeemed portion of Securities of that series being redeemed in part.

          Except as otherwise permitted pursuant to Section 304, any Security of a series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section, Sections 304, 307, 906 or 1108 or otherwise, shall also be a Global Security and bear the legend specified in Section 202.

          Section 307. Mutilated, Destroyed, Lost and Stolen Securities.
                       ------------------------------------------------

          If (a) any  mutilated  Security  of any series is  surrendered  to the
Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security of any series, and there is delivered to the Company, each Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of that series of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security of any series has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security of that series, pay such Security.

          Upon the issuance of any replacement Securities of that series under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security of a series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security of that series shall constitute an original additional contractual obligation of the Company and the Guarantors, if any, whether or not the destroyed, lost or stolen Security of that series shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          Procedures relating to mutilated, destroyed, lost or stolen Bearer Securities shall be provided pursuant to Section 301.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          Section 308. [RESERVED]

          Section 309. Payment of Interest; Interest Rights Preserved.
                       ----------------------------------------------

          Unless otherwise provided pursuant to Section 301, interest on any Security of a series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security of that series is registered at the close of business on the Regular Record Date for such interest.

          Unless otherwise provided pursuant to Section 301, any interest on any Security of a series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities of that series, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

                   (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of that series are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of that series and the date (not less than 30 days after such notice) of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Trustee shall fix a Special Record Date for the payment of such Default Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 day and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such

          Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of that series are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

                   (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Payment of interest and preservation of interest rights of Bearer Securities shall be set forth pursuant to Section 301.

          Subject to the foregoing provisions of this Section, each Security of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security of the same series.

          Section 310. Persons Deemed Owners.
                       ---------------------

          Unless otherwise provided pursuant to Section 301, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name any Security of any series is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 309) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, any Guarantor or the Trustee shall be affected by notice to the contrary.

          Unless otherwise provided as contemplated by Section 301, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the bearer of any Bearer Security of any series and the bearer of any interest coupon as the absolute owner of such Bearer Security or interest coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or interest coupon be overdue, and neither the Company, any Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

          No holder of any beneficial interest in any Global Security of any series held on its behalf by a Depositary of that series shall have any rights under this Indenture with respect to such Global Security of that series, and such Depositary may be treated by the

Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, any Guarantor, the Trustee or any agent of the Company, any Guarantor or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as Holder of any Security of any series.

          Section 311. Cancellation.
                       ------------

          All Securities of any series surrendered for payment, purchase, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities of any series previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities of any series so delivered shall be promptly cancelled by the Trustee. No Securities of any series shall be authenticated in lieu of or in exchange for any Securities of that series canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities of any series held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the canceled Securities of that series be returned to it. The Trustee shall provide the Company a list of all Securities of the series that have been canceled from time to time as requested by the Company.

          Section 312. Computation of Interest.
                       -----------------------

          Except as otherwise provided pursuant to Section 301, interest on the Securities of all series shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 313. CUSIP Numbers.
                       -------------

          The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of that series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of that series, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR
                                  ------------

                       DEFEASANCE AND COVENANT DEFEASANCE
                       ----------------------------------

          Unless otherwise provided pursuant to Section 301, Securities of any series shall be subject to the following provisions:

          Section  401.  Company's  Option  to  Effect  Defeasance  or  Covenant
                         -------------------------------------------------------
Defeasance.
----------

          Unless otherwise provided pursuant to Section 301, the Company may, at its option by Board Resolution, at any time, with respect to the Securities of any series, elect to have either Section 402 or Section 403 be applied to all of the Outstanding Securities of any series (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

          Section 402. Defeasance and Discharge.
                       ------------------------

          Unless otherwise provided pursuant to Section 301, upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company, each of the Guarantors, if any, and any other obligor upon the Securities of any series, if any, shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company, each of the Guarantors, if any, and any other obligor under the Indenture shall be deemed to have paid and discharged the entire Indebtedness represented by the Defeased Securities of that series, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 405 and the other Sections of this Indenture referred to in
(a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon written request, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 404 and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 304, 305, 306, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 606, (d) this Article Four and
(e) if the Security is convertible, the right of the Holder to convert the Security according to the terms set forth pursuant to Section 301. Subject to compliance with this Article Four, the Company may exercise its option under this Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities of that series.

          Section 403. Covenant Defeasance.
                       -------------------

          Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company and each Guarantor shall be released from its obligations under any covenant or provision contained or referred to in Article Ten (except Section 1002 and 1003) or otherwise set forth in this Indenture and expressly made subject to this Section 403 pursuant to Section 301, and the provisions of Article Twelve and, if applicable, Article Fourteen, shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants and the provisions of Article Twelve and, if applicable, Article Fourteen, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(c), (d) or (g), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

          Section 404. Conditions to Defeasance or Covenant Defeasance.
                       -----------------------------------------------

          Unless otherwise provided pursuant to Section 301, the following shall be the conditions to application of either Section 402 or Section 403 to the Defeased Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) United States dollars in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (c) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on the Defeased Securities on the Stated Maturity of such principal or installment of principal or interest (or on the "Defeasance Redemption Date" as defined pursuant to Section 301), if when exercising under Section 401 either its option applicable to Section 402 or its option applicable to Section 403, the Company shall have delivered to the Trustee an irrevocable notice to redeem all of the Outstanding Securities of the applicable series on the Defeasance Redemption Date); provided that the Trustee shall have been irrevocably instructed to apply such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities of that series; and provided, further, that the United States dollars or U.S. Government Obligations deposited shall not be subject to the rights of the holders of Senior Indebtedness or Guarantor Senior Indebtedness pursuant to the provisions of Articles Twelve and Fourteen. For this purpose, "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 402, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Independent Counsel in the United States shall confirm that, the holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (3) In the case of an election under Section 403, the Company shall have delivered to the Trustee an Opinion of Independent Counsel in the United States to the effect that the holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or insofar as subsections 501(h) and (i) are concerned, at any time during the period ending on the 91st day after the date of deposit.

          (5) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of that series to have a conflicting interest with respect to any securities of the Company or any Guarantor.

          (6) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound.

          (7) The Company shall have delivered to the Trustee an Opinion of Independent Counsel to the effect that (A) the trust funds will not be subject to any rights of holders of Senior Indebtedness or Guarantor Senior Indebtedness, including, without limitation, those arising under this Indenture and (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the holders of the Securities of that series or any Guarantee over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding creditors of the Company, any Guarantor or others.

          (9) No event or condition shall exist that would prevent the Company from making payments of the principal of, premium, if any, and interest on the Securities of that series on the date of such deposit or at any time ending on the 91st day after the date of such deposit.

          (10) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Independent Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 402 or the covenant defeasance under Section 403 (as the case may be) have been complied with as contemplated by this Section 404.

Opinions of Counsel or Opinions of Independent Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such opinions may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Section 405.  Deposited  Money and U.S.  Government  Obligations to Be
                        --------------------------------------------------------
Held in Trust; Other Miscellaneous Provisions.
---------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee as permitted under Section 404 (collectively, for purposes of this Section 405, the "Trustee") pursuant to Section 404 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

          Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any United States dollars or U.S. Government Obligations held by it as provided in Section 404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect defeasance or covenant defeasance.

          Section 406. Reinstatement.
                       -------------

          If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and any Guarantor's obligations under this Indenture and the Securities of that series and the provisions of Articles Twelve and Fourteen hereof shall be revived and reinstated as though no deposit had occurred pursuant to Section 402 or 403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such United States dollars or U.S. Government Obligations in accordance with Section 402 or 403, as the case may be; provided, however, that if the Company makes any payment to the Trustee or Paying Agent of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee or Paying Agent shall promptly pay any such amount to the Holders of the Securities of that series and the Company shall be subrogated to the rights of the Holders of such Securities of that series to receive such payment from the money held by the Trustee or Paying Agent.


                                  ARTICLE FIVE
                                  ------------

                                    REMEDIES
                                    --------

         Section 501.  Events of Default.
                       -----------------

          Unless otherwise provided pursuant to Section 301, "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events which has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) there shall be a default in the payment of any interest on any Security of that series when it becomes due and payable, and such default shall continue for a period of 30 days;

          (b) there shall be a default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity (upon acceleration, optional or mandatory redemption, required repurchase or otherwise);

          (c) (i) there shall be a default in the performance, or breach, of any covenant or agreement of the Company or any Guarantor under this Indenture (other than a default in the performance or breach of a covenant or agreement which is specifically dealt with in clause (a) or (b) or in clause (ii) of this clause (c)) and such default or breach shall continue for a period of 30 days after written notice has been given, by certified mail, (1) to the Company by the Trustee or (z) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of the series; and
(ii) there shall be a default in the performance or breach of the provisions of Article Eight;

          (d) one or more defaults shall have occurred under any agreements, indentures or instruments under which the Company, any Guarantor or any Restricted Subsidiary then has outstanding Indebtedness in excess of $5,000,000 in the aggregate and, if not already matured at its final maturity in accordance with its terms, such Indebtedness shall have been accelerated;

          (e) any Guarantee shall for any reason cease to be, or be asserted in writing by any Guarantor or the Company not to be, in full force and effect, and enforceable in accordance with its terms, except to the extent contemplated by this Indenture and any such Guarantee;

          (f) one or more judgments, orders or decrees for the payment of money in excess of $5,000,000 either individually or in the aggregate (net of amounts covered by insurance, bond, surety or similar instrument), shall be entered against the Company, any Guarantor, or any Restricted Subsidiary or any of their respective properties and shall not be discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree or (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of an appeal or otherwise, shall not be in effect;

          (g) any holder or holders of at least $5,000,000 in aggregate principal amount of Indebtedness of the Company, any Guarantor, or any Restricted Subsidiary after a default under such Indebtedness shall notify the Trustee of the intended sale or disposition of any assets of the Company, any Guarantor or any Restricted Subsidiary that have been pledged to or for the benefit of such holder or holders to secure such Indebtedness or shall commence proceedings, or take any action (including by way of set-off), to retain in satisfaction of such Indebtedness or to collect on, seize, dispose of or apply in satisfaction of Indebtedness, assets of the Company or any Restricted Subsidiary (including funds on deposit or held pursuant to lock-box and other similar arrangements);

          (h) there shall have been the entry by a court of competent jurisdiction of (i) a decree or order for relief in respect of the Company, any Guarantor or any Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or (ii) a decree or order adjudging the Company, any Guarantor or any Restricted Subsidiary bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, any Guarantor or any Restricted Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company, any Guarantor or any Restricted Subsidiary or of any substantial part of their respective properties, or ordering the winding up or liquidation of their affairs, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days; or

          (i) (i) the Company, any Guarantor or any Restricted Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company, any Guarantor or any Restricted Subsidiary consents to the entry of a decree or order for relief in respect of the Company, any Guarantor or such Restricted Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it, (iii) the Company, any Guarantor or any Restricted
Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, (iv) the Company, any Guarantor or any Restricted Subsidiary (1) consents to the filing of such petition or the appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, any Guarantor or such Restricted Subsidiary or of any substantial part of its respective properties, (2) makes an assignment for the benefit of creditors or (3) admits in writing its inability to pay its debts generally as they become due, or (v) the Company, any Guarantor or any Restricted Subsidiary takes any corporate action authorizing any such actions in this paragraph (i).

          Unless otherwise provided pursuant to Section 301, the Company shall deliver to the Trustee within five days after the occurrence thereof, written notice, in the form of an Officers' Certificate, of any Default, its status and what action the Company is taking or proposes to take with respect thereto. Unless the Corporate Trust Office of the Trustee has received written notice of an Event of Default of the nature described in this Section, the Trustee shall not be deemed to have knowledge of such Event of Default for the purposes of Article Five or for any other purpose.

          Section 502. Acceleration of Maturity; Rescission and Annulment.
                       --------------------------------------------------

          Unless otherwise provided pursuant to Section 301, if an Event of Default (other than an Event of Default specified in Sections 501(h) and (i)) shall occur and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding of the applicable series may, and the Trustee at the request of the Holders of not less than 25% in aggregate principal amount of the Securities of the applicable series Outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on, all the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders of the Securities of that series); provided that, unless otherwise provided pursuant to Section 301, so long as the Bank Credit Agreement is in effect, such declaration shall not become effective until the earlier of
(a) five Business Days after receipt of such notice of acceleration from the Holders or the Trustee by the agent under the Bank Credit Agreement or (b) acceleration of the Indebtedness under the Bank Credit Agreement. Thereupon the Trustee may, at its discretion, proceed to protect and enforce the rights of the Holders of the Securities of that series by appropriate judicial proceeding. If an Event of Default specified in clause (h) or (i) of Section 501 occurs and is continuing, then all the Securities shall ipso facto become and be immediately due and payable, in an amount equal to the principal amount of the Securities of that series, together with accrued and unpaid interest, if any, to the date the Securities become due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee or, if notice of acceleration is given by the Holders, the Holders shall give notice to the agent under the Bank Credit Agreement of any such acceleration.

          Unless otherwise provided pursuant to Section 301, at any time after such declaration of acceleration has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding of the applicable series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (i) all sums paid or  advanced  by the  Trustee  under
                   this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

                          (ii) all  overdue  interest on all  Securities  of any
                   series,

                          (iii) the  principal  of and  premium,  if any, on any
                   Securities of any series which have become due otherwise than by such declaration of acceleration and interest thereon at a rate borne by the Securities, and

                          (iv) to the extent  that  payment of such  interest is
                   lawful, interest upon overdue interest at the rate borne by the Securities; and

          (b) all Events of Default, other than the non-payment of principal of the Securities of any series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Default or impair any right consequent thereon provided in Section 513. Provisions relating to acceleration of the Maturity of a portion of the principal amount of an Original Issue Discount Security upon the occurrence of an Event of Default and the continuation thereof shall be provided pursuant to Section 301.

          Section 503.  Collection of Indebtedness  and Suits for Enforcement by
                        --------------------------------------------------------
Trustee.
-------

          The Company, as to Securities of any series, and any Guarantor, as to Securities of any series guaranteed by such Guarantor, covenant that if

                   (a) default is made in the payment of any interest on any such Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                   (b)  default is made in the  payment of the  principal  of or premium, if any, on any such Security at the Stated Maturity thereof, the Company and, if applicable, any such Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, subject to Articles Twelve and, if applicable, Article Fourteen, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company or, if applicable, any Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or, if applicable, any Guarantor or any other obligor upon the Securities of any series and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or, if applicable, any Guarantor or any other obligor upon the Securities of that series, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture or the Guarantees by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, including, seeking recourse against any Guarantor pursuant to the terms of any Guarantee, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or therein, or to enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor pursuant to the terms of a Guarantee, or to enforce any other proper remedy, subject however to
Section 512.

          Section 504. Trustee May File Proofs of Claim.
                       --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of that series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                   (a) to file and prove a claim for the whole amount of principal, and premium, if any, and interest owing and unpaid in respect of the Securities of that series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                   (b) subject to Article Twelve and, if applicable, Article Fourteen, to collect and receive any moneys, securities or other property payable or deliverable upon any conversion or exchange of Securities of that series or upon any such claims and to distribute the same;

and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section  505.  Trustee  May  Enforce  Claims  without   Possession  of
                         -------------------------------------------------------
Securities.
----------

          All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of that series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of that series in respect of which such judgment has been recovered.

          Section 506. Application of Money Collected.
                       ------------------------------

          Any money collected by the Trustee pursuant to this Article or otherwise on behalf of the Holders or the Trustee pursuant to this Article or through any proceeding or any arrangement or restructuring in anticipation or in lieu of any proceeding contemplated by this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of any series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts  due the Trustee  under  Section
606;

          SECOND: Subject to Article Twelve and, if applicable, Article Fourteen, to the payment of the amounts then due and unpaid upon the Securities of that series for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest; and

          THIRD: Subject to Article Twelve and, if applicable, Article Fourteen, the balance, if any, to the Person or Persons entitled thereto, including the Company, provided that all sums due and owing to the Holders and the Trustee have been paid in full as required by this Indenture.

          Section 507. Limitation on Suits.
                       -------------------

          No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee an indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner provided in this Indenture or any Guarantee and for the equal and ratable benefit of all the Holders of Securities of that series.

          Section  508.  Unconditional  Right of Holders  to Receive  Principal,
                         -------------------------------------------------------
Premium and Interest.
--------------------

          Notwithstanding any other provision in this Indenture, but subject to Article Twelve and, if applicable, Article Fourteen, the Holder of any Security of any series shall have the right on the terms stated herein, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 309) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or repurchase date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder, subject to Article Twelve and, if applicable, Article Fourteen.

          Section 509. Restoration of Rights and Remedies.
                       ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Guarantees and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, each of the Guarantors, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 510. Rights and Remedies Cumulative.
                       ------------------------------

          No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 511. Delay or Omission Not Waiver.
                       ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security of any series to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 512. Control by Holders.
                       ------------------

          The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of a series (or if more than one series is affected thereby, of all series so affected, voting as a single class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee of that series, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Guarantee or expose the Trustee to personal liability; and

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 513. Waiver of Past Defaults.
                       -----------------------

          Unless otherwise provided pursuant to Section 301, the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of that series waive any past Default hereunder and its consequences, except a Default

          (a) in the payment of the principal of, premium, if any, or interest on any Security of any series; or

          (b) in respect of a covenant or a provision hereof which under Article Nine cannot be modified or amended without the consent of the holder of each Outstanding Security of that series.

          Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          Section 514. Undertaking for Costs.
                       ---------------------

          All parties to this Indenture agree, and each Holder of any Security of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee of that series for any action taken, suffered or omitted by it as Trustee of that series, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee of that series, to any suit instituted by any Holder, or group of Holders, of that series holding in the aggregate more than 10% in principal amount of the Outstanding Securities of that series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security of any series on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

          Section 515. Waiver of Stay, Extension or Usury Laws.
                       ---------------------------------------

          Each of the Company and any Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of, premium, if any, or interest on the Securities of any series or which may affect the covenants or the performance of this Indenture; and each of the Company and any Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee of that series, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX
                                   -----------

                                   THE TRUSTEE
                                   -----------

          Section 601. Notice of Defaults.
                       ------------------

          Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Security of any series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

          Section 602. Certain Rights of Trustee.
                       -------------------------

          Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) the Trustee may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby in compliance with such request or direction;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture other than any liabilities arising out of the negligence of the Trustee;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document; provided, that the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

          (i) the Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company, except as otherwise provided herein;

          (j) money held in trust by the Trustee need not be segregated from other funds except to the extent required by law, except as otherwise provided herein; and

          (k) if a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise thereof as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          Section 603.  Trustee Not  Responsible  for Recitals,  Dispositions of
                        --------------------------------------------------------
Securities or Application of Proceeds Thereof.
---------------------------------------------

          The recitals contained herein and in the Securities of each series, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities of any securities and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities of any series or the proceeds thereof.

          Section 604. Trustee and Agents May Hold Securities; Collections; etc.
                       ---------------------------------------------------------

          The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310 and 311, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

          Section 605. Money Held in Trust.
                       -------------------

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Except for funds or securities deposited with the Trustee pursuant to Article Four, the Trustee may invest all moneys received by the Trustee, until used or applied as herein provided, in

Temporary Cash Investments in accordance with the written directions of the Company. The Trustee shall not be liable for any losses incurred in connection with any investments made in accordance with this Section 605, unless the Trustee acted with gross negligence or in bad faith. With respect to any losses on investments made under this Section 605, the Company is liable for the full extent of any such loss.

          Section 606. Compensation and Indemnification of Trustee and Its Prior
                       ---------------------------------------------------------
Claim.
-----

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) set forth in a letter agreement executed by the Company and the Trustee, as such agreement may be amended or supplemented, and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability, tax, assessment or other governmental charge (other than taxes applicable to the Trustee's compensation hereunder) or expense incurred without negligence or bad faith on such Trustee's part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and such Trustee's duties hereunder, including enforcement of this Indenture and also including any liability which the Trustee may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge, and the costs and expenses of defending itself against or investigating any claim of liability (whether asserted by any Holder, the Company or any other Person) in connection with the exercise or performance of any of its powers or duties under this Indenture. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

          All payments and reimbursements pursuant to this Section 606 shall be made with interest at the rate borne by the Securities.

          As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a Lien prior to the Securities of any series upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 606 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities of any series may be so subordinate), and the Securities of any series shall be subordinate to the Trustee's right to receive such payment.

          Section 607. Conflicting Interests.
                       ---------------------

          The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

          Section 608. Corporate Trustee Required; Eligibility.
                       ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $250,000,000, to the extent there is an institution eligible and willing to serve. The Trustee shall be a participant in the Depository Trust Company and FAST distribution systems. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Corporate Trust Office shall initially be located at First Union National Bank, 901 East Cary Street, Richmond, Virginia 23219.

          Section  609.  Resignation  and  Removal;   Appointment  of  Successor
                         -------------------------------------------------------
Trustee.
-------

          (a) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor trustee under Section 610.

          (b) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by an Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.

          (d) If at any time:

                   (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                   (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (e) If the Trustee shall be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such removal or incapability, or the occurrence of such vacancy, a successor trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series delivered to the Company and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of that series and to that extent supersede the successor trustee appointed by the Company. If no successor Trustee with respect to the Securities of that series shall have been so appointed by the Company or the Holders of the Securities of that series and accepted appointment in the manner hereinafter provided, the Holder of any Security of such series who has been a bona fide Holder for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of that series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of the affected series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office or agent hereunder.

          Section 610. Acceptance of Appointment by Successor.
                       --------------------------------------

          In case of the appointment hereunder of a successor Trustee with respect to all Securities, such successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor trustee, upon payment of its charges then unpaid, such retiring Trustee shall, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee or such successor trustee to secure any amounts then due such Trustee pursuant to the provisions of Section 606.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of such one or more series shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, any Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee with respect to the Securities of any series shall accept appointment as provided in this Section 610 unless at the time of such acceptance such successor trustee shall be eligible to act as trustee under the provisions of Trust Indenture Act Section 310(a) and this Article Sixth and shall have a combined capital and surplus of at least $250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608.

          Upon acceptance of appointment by any successor Trustee with respect to the Securities of any particular series as provided in this Section 610, the Company shall give notice thereof to the Holders of the Securities of any series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
609. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

          Section  611.  Merger,  Conversion,  Consolidation  or  Succession  to
                         -------------------------------------------------------
Business.
--------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under Trust Indenture Act Section 310(a) and this Article Sixth and shall have a combined capital and surplus of at least
$250,000,000 and have a Corporate Trust Office or an agent selected in accordance with Section 608 without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of that series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of any series or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of that series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 612. Preferential Collection of Claims Against Company.
                       -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or other obligor under the Securities of any series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section  701.  Company  to  Furnish  Trustee  Names and  Addresses  of
                         -------------------------------------------------------
Holders.
-------

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semiannually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

          Section 702. Disclosure of Names and Addresses of Holders.
                       --------------------------------------------

          Holders may communicate pursuant to Trust Indenture Act Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities, and the Trustee shall comply with Trust Indenture Act Section 312(b). The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Trust Indenture Act Section 312(c). Every Holder of Securities of any series, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

          Section 703. Reports by Trustee.
                       ------------------

          Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities of each series, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 in accordance with and to the extent required by Trust Indenture Act Section 313(a).

          Section 704. Reports by Company and Guarantors.
                       ---------------------------------

          The Company and any Guarantor shall:

          (a) file with the Trustee, within 15 days after the Company or any Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or any Guarantor may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company or any Guarantor, as the case may be, is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company or any Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit or cause to be transmitted by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to by filed by the Company or any Guarantor, as the case may be, pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE EIGHT
                                  -------------

                             CONSOLIDATION, MERGER,
                             ----------------------
                          CONVEYANCE, TRANSFER OR LEASE
                          -----------------------------

          Section 801. Company or Any Guarantor May  Consolidate,  etc., Only on
                       ---------------------------------------------------------
Certain Terms.
-------------

          Unless otherwise provided pursuant to Section 301:

          (a) The Company shall not, in a single transaction or through a series of related transactions, consolidate with or merge with or into any other Person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to any Person or group of affiliated Persons, or permit any of its Subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or disposal of all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis to any other Person or group of affiliated Persons, unless at the time and after giving effect thereto:

                   (i) either (1) the Company shall be the continuing corporation, or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company and its Subsidiaries on a Consolidated basis (the "Surviving Entity") shall be a corporation duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and such Person assumes, by a supplemental indenture in a form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and this Indenture shall remain in full force and effect;

                   (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                   (iii) immediately after giving effect to such transaction on a pro forma basis, the Consolidated Net Worth of the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) is equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                   (iv) immediately before and immediately after giving effect to such transaction on a pro forma basis (on the assumption that the transaction occurred on the first day of the four-quarter period immediately prior to the consummation of such transaction with the appropriate adjustments with respect to the transaction being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness under any applicable provisions of the Indenture limiting incurrence of indebtedness and established pursuant to Section 301;

                   (v) each Guarantor, if any, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such Person's obligations under this Indenture and the Securities;

                   (vi) if any of the property or assets of the Company or any of its Subsidiaries would thereupon become subject to any Lien, the provisions of the Indenture limiting liens (established pursuant to Section 301) are complied with; and

                   (vii) the Company or the Surviving Entity shall have delivered, or caused to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each to the effect that such consolidation, merger, transfer, sale, assignment, conveyance, lease or other transaction and the supplemental indenture in respect thereto comply with this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with.

          (b) If any Securities of any series are guaranteed pursuant to Article Fourteen, each Guarantor, if any, shall not, and the Company shall not permit a Guarantor to, in a single transaction or through a series of related transactions merge or consolidate with or into any other corporation (other than the Company or any other Guarantor) or other entity, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets on a Consolidated basis to any entity (other than the Company or any other Guarantor) unless at the time and after giving effect thereto:

                   (i) either (1) such Guarantor shall be the continuing corporation or (2) the entity (if other than such Guarantor) formed by such consolidation or into which such Guarantor is merged or the entity which acquires by sale, assignment, conveyance, transfer, lease or disposition the properties and assets of such Guarantor shall be a corporation duly organized and validly existing under the laws of the United States, any state thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in a form reasonably satisfactory to the Trustee, all the obligations of such Guarantor under its Guarantees and this Indenture;

                   (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                   (iii) such Guarantor shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an
          Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition and such supplemental indenture comply with this Indenture, and thereafter all obligations of the predecessor shall terminate.

          Section 802. Successor Substituted.
                       ---------------------

          Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture, the Securities of any series and/or such Guarantee, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein, in the Securities of that series and/or in such Guarantee, as the case may be. When a successor assumes all the obligations of its predecessor under this Indenture, the Securities of any series or a Guarantee, as the case may be, the predecessor shall be released from those obligations; provided that in the case of a transfer by lease, the predecessor shall not be released from the payment of principal and interest on the Securities of any series or a Guarantee, as the case may be.


                                  ARTICLE NINE
                                  ------------

                             SUPPLEMENTAL INDENTURES
                             ------------------------

          Section 901. Supplemental Indentures and Agreements without Consent of
                       ---------------------------------------------------------
Holders.
-------

          Unless otherwise provided for in Section 301, without the consent of any Holders, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to any Guarantee, in form and substance satisfactory to the Trustee, for any of the following purposes:

          (a) cause the Indenture to be qualified under the Trust Indenture Act ("TIA") or to add provisions expressly required under the TIA;

          (b) evidence the succession of another Person to the Company, any Guarantor or other obligor upon the Securities and the assumption by any such successor of the covenants of the Company, any Guarantor or other obligor upon the Securities under the Indenture and in the Securities of any series;

          (c) add to the covenants of the Company, any Guarantor or other obligor upon the Securities for the benefit of the Holders (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series ) or an additional Event of Default to all or any series of Securities, or surrender any right or power conferred upon the Company;

          (d) to secure the Securities of any series thereof;

          (e) to add to or change any provisions to such extent as necessary to facilitate the issuance or administration of Securities in bearer form or to facilitate the issuance or administration of Securities in global form;

          (f) to change or eliminate any provision affecting only series of Securities not yet issued;

          (g) to establish the form or terms of Securities and Guarantee, if any, of any series;

          (h) to evidence and provide for successor Trustees or to add or change any provisions of such Indenture to such extent as necessary to permit or facilitate the appointment of a separate Trustee or Trustees for specific series of Securities;

          (i) to permit payment in respect of Securities in bearer form in the United States to the extent allowed by law;

          (j) to make provision with respect to any conversion or exchange rights of holders not adverse to the holders of any Securities of any series then outstanding with such conversion or exchange rights which provision directly effects any such series, including providing for the conversion or exchange of Securities into Common Stock or Preferred Stock;

          (k) cure any ambiguity, correct or supplement any provision which may be defective or inconsistent with any other provision, or make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture; provided, however, that no such modifications or amendment may adversely affect the interest of holders of Securities of any series then outstanding in any material respect; or

          (l)  to  add a  Guarantor  pursuant  to the  requirements  of  Article
Fourteen.

          Section 902.  Supplemental  Indentures and Agreements  with Consent of
                        --------------------------------------------------------
Holders.
-------

          Unless otherwise provided pursuant to Section 301, with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series affected, by Act of said Holders delivered to the Company, each Guarantor, and the Trustee, the Company and each Guarantor (if a party thereto), when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Guarantee in form and substance satisfactory to the Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture, the Securities or any Guarantee; provided, however, that no such supplemental indenture, agreement or instrument shall, without the consent of the Holder of each Outstanding Security of all series affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (b) reduce the percentage in principal amount of the Outstanding Securities of a series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver or compliance with certain provisions of this Indenture or certain defaults or with respect to any Guarantee;

          (c) modify  any of the  provisions  of this  Section,  Section  513 or
Section 1009, except to increase the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such actions or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

          (d) except as otherwise permitted under Article Eight, consent to the assignment or transfer by the Company or any Guarantor of any of its rights and obligations under this Indenture; or

          (e) amend or modify any of the provisions of this Indenture relating to the subordination of the Securities or any Guarantee in any manner adverse to the Holders of the Securities or any Guarantee.

          Upon the written request of the Company and each Guarantor, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture or Guarantee, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall, subject to Section 903, join with the Company and each Guarantor in the execution of such supplemental indenture or Guarantee.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or Guarantee or agreement or instrument relating to any Guarantee, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 903. Execution of Supplemental Indentures and Agreements.
                       ---------------------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture, agreement or instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of such supplemental indenture, agreement or instrument is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement or instrument which affects the Trustee's own rights, duties or immunities under this Indenture, any Guarantee or otherwise.

          Section 904. Effect of Supplemental Indentures.
                       ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities of each series theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 905. Conformity with Trust Indenture Act.
                       -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          Section 906. Reference in Securities to Supplemental Indentures.
                       --------------------------------------------------

          Securities of each series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of each series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities of that series.

          Section 907. Effect on Senior Indebtedness.
                       -----------------------------

          No supplemental indenture shall adversely affect the rights under Article Twelve and, if applicable, Article Fourteen, or any definitions or provisions related thereto, or the Guarantees of any holder of Senior Indebtedness or Guarantor Senior Indebtedness unless the requisite holders of each issue of Senior Indebtedness or Guarantor Senior Indebtedness affected thereby shall have consented to such supplemental indenture.


                                   ARTICLE TEN
                                   -----------

                                    COVENANTS
                                    ---------

          Section 1001. Payment of Principal, Premium and Interest.
                        ------------------------------------------

          Subject to the provisions of Article Twelve and, if applicable, Article Fourteen, the Company will duly and punctually pay the principal of, premium, if any, and interest on each series of the Securities in accordance with the terms of the Securities of each series and this Indenture.

          Section 1002. Maintenance of Office or Agency.
                        -------------------------------

          Unless otherwise provided pursuant to Section 301, the Company will maintain an office or agency where Securities of each series may be presented or surrendered for payment. The Company also will maintain an office or agency where Securities of each series may be surrendered for registration of transfer, redemption or exchange and where notices and demands to or upon the Company in respect of the Securities of each series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location and any change in the location of any such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the office of the agent of the Trustee described above and the Company hereby appoints such agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may from time to time designate one or more other offices or agencies where the Securities of each series may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          Procedures with respect to Bearer Securities in connection with the matters addressed in this Section 1002 shall be set forth pursuant to Section 301.

          Unless otherwise provided pursuant to Section 301, the Trustee shall initially serve as Paying Agent.

          Section 1003. Money for Security Payments to Be Held in Trust.
                        -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any, or interest on any of the Securities of any series, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If the Company is not acting as Paying Agent, the Company will, before each due date of the principal of, premium, if any, or interest on any Securities of any series, deposit with a Paying Agent or Paying Agents, as the case may be, a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of any series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by the Company or any Guarantor (or any other obligor upon the Securities of any series) in the making of any payment of principal, premium, if any, or interest;

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor, including each Guarantor, upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee shall serve as the Paying Agent.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall promptly be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying

Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will promptly be repaid to the Company.

          Section 1004. Corporate Existence.
                        -------------------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and related rights and franchises (charter and statutory) of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise or the corporate existence of any such Subsidiary if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof would not reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder; and provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary or any of its assets in compliance with the terms of this Indenture.

          Section 1005. Payment of Taxes and Other Claims.
                        ---------------------------------

          The Company will pay or discharge or cause to be paid or discharged, on or before the date the same shall become due and payable, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary shown to be due on any return of the Company or any Subsidiary or otherwise assessed or upon the income, profits or property of the Company or any Subsidiary if failure to pay or discharge the same could reasonably be expected to have a material adverse effect on the ability of the Company or any Guarantor, if any, to perform its obligations hereunder and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted and in respect of which appropriate reserves (in the good faith judgment of management of the Company) are being maintained in accordance with generally accepted accounting principles consistently applied.

          Section 1006. Maintenance of Properties.
                        -------------------------

          The Company will cause all material properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any

Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be consistent with sound business practice and necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not reasonably expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

          Section 1007. Insurance.
                        ---------

          The Company will at all times keep all of its and its Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

          Section 1008. Statement by Officers as to Default.
                        -----------------------------------

          (a) The Company will deliver to the Trustee, on or before a date not more than 60 days after the end of each fiscal quarter and not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, a written statement signed by two executive officers of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not, after a review of the activities of the Company during such year or such quarter and of the Company's performance under this Indenture, to the best knowledge, based on such review, of the signers thereof, the Company has fulfilled all its obligations and is in compliance with all conditions and covenants under this Indenture throughout such year or quarter, as the case may be, and, if there has been a Default specifying each Default and the nature and status thereof.

          (b) When any Default or Event of Default has occurred and is continuing, or if the Trustee or any Holder or the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5,000,000), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission followed by hard copy an Officers' Certificate specifying such Default, Event of Default, notice or other action within five Business Days of its occurrence.

          Section 1009. Waiver of Certain Covenants.
                        ---------------------------

          Unless otherwise provided pursuant to Section 301, the Company or any Guarantor may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Sections 301 or 901 for the benefit of the Holders of any series, if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities of that series at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.


                                 ARTICLE ELEVEN
                                 --------------

                            REDEMPTION OF SECURITIES
                            -------------------------

          Section 1101. Rights of Redemption.
                        ---------------------

          Unless otherwise provided pursuant to Section 301, the Securities of each series may be redeemed at the election of the Company, in whole or in part, at any time as specified pursuant to Section 301, subject to the conditions, and at the Redemption Price, specified in the form of Security of each series (specified pursuant to Section 301), together with accrued and unpaid interest, if any, to the Redemption Date.

          Section 1102. Applicability of Article.
                        ------------------------

          Redemption of Securities of each series at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          Section 1103. Election to Redeem; Notice to Trustee.
                        -------------------------------------

          The election of the Company to redeem any Securities of any series pursuant to Section 1101 shall be evidenced by a Company Order and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, not less than 45 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of that series to be redeemed.

          Section 1104. Selection by Trustee of Securities to Be Redeemed.
                        -------------------------------------------------

          If less than all the Securities of any series are to be redeemed, the particular Securities of that series or portions thereof to be redeemed shall be selected not more than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata, by lot or such other method as the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities of each series selected for redemption and, in the case of any Securities of that series selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities of any series (including interest coupons, if any) shall relate, in the case of any Security of that series (including interest coupons, if any) redeemed or to be redeemed only in part, to the portion of the principal amount of such Security of that series (including interest coupons, if any) which has been or is to be redeemed.

          Section 1105. Notice of Redemption.
                        --------------------

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities of the affected series to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          (a) the Redemption Date;

          (b) the Redemption Price;

          (c) if less than all Outstanding Securities of any series are to be redeemed, the identification of the particular Securities of that series to be redeemed;

          (d) in the case of a Security of any series to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security of that series, new Security or Securities of that series in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

          (e) that Securities of any series called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

          (g) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

          (h) the CUSIP number, if any, relating to such Securities.

          Notice of redemption of Securities of any series to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

          The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice to any Holder of any Security of any series designated for redemption as a whole or in part, or any defect in any such notice, shall not affect the validity of the proceedings for the redemption of any other Security of any series.

          Section 1106. Deposit of Redemption Price.
                        ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds sufficient to pay the Redemption Price of and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date. When the Redemption Date falls on an Interest Payment Date, payments of interest due on such date are to be paid as provided hereunder as if no such redemption were occurring.

          Section 1107. Securities Payable on Redemption Date.
                        -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities of the series so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more

Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 309.

          If any Security of any series called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

          Procedures regarding the treatment of Holders of Bearer Securities with respect to the matters addressed in this Section 1107 shall be provided pursuant to Section 301.

          Section 1108. Securities Redeemed or Purchased in Part.
                        ----------------------------------------

          Any Security of any series which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of that series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security of that series so surrendered that is not redeemed or purchased.


                                 ARTICLE TWELVE
                                 --------------

                           SUBORDINATION OF SECURITIES
                           ---------------------------

          Unless otherwise provided pursuant to Section 301, the following provisions shall apply to the Securities of any series:

         Section 1201.  Securities Subordinate to Senior Indebtedness.

          Unless otherwise provided pursuant to Section 301, the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on each and all of the Securities and all other Indenture Obligations are hereby expressly made subordinate and subject in right of payment as provided in the Indenture to the prior payment in full, in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, of all Senior Indebtedness, whether outstanding on the date of the Indenture or thereafter incurred.

          This Article Twelve shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

          Section 1202. Payment Over of Proceeds Upon Dissolution, etc.
                        -----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of the Company, then and in any such event:

          (1) the holders of Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, of all amounts due on or in respect of all Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Junior Securities) on account of the principal of, premium, if any, or interest on the Securities of any series or any other Indenture Obligations; and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (excluding Permitted Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Senior Indebtedness, of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security of any series shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, in respect of principal, premium, if any, and interest on the Securities of any series or any other Indenture Obligations before all Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of the Company's properties or assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal, comply with the conditions set forth in Article Eight.

          Section  1203.  Suspension  of Payment  When  Senior  Indebtedness  in
                          ------------------------------------------------------
Default.
-------

          (a) Unless Section 1202 shall be applicable, upon the occurrence of a Payment Default, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of principal of, premium, if any, or interest on, the Securities of any series or any other Indenture Obligations or on account of the purchase, redemption, defeasance (whether under Section 402 or 403) or other acquisition of or in respect of the Securities unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness with respect to which such Payment Default shall have occurred shall have been discharged or paid in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Senior Indebtedness, after which the Company shall resume making any and all required payments in respect of the Securities, including any missed payments.

          (b) Unless Section 1202 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) after receipt by the Trustee and the Company from a representative of the holder of any Designated Senior Indebtedness (a "Senior Representative") of written notice of such occurrence, no payment (other than any payments previously made pursuant to the provisions described in Article Four) or distribution of any assets of the Company of any kind or character (excluding Permitted Junior Securities) shall be made by the Company on account of any principal of, premium, if any, or interest on, the Securities or any other Indenture Obligations or on account of the purchase, redemption, defeasance or other acquisition of or in respect of Securities for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice unless and until the earliest of (subject to any blockage of payments that may then or thereafter be in effect under subsection (a) of this Section 1203) (x) 179 days having elapsed since receipt of such written notice by the Trustee (provided any Designated Senior Indebtedness as to which notice was given shall theretofore have not been accelerated), (y) the date such Non-payment Default and all other Non-payment Defaults as to which notice is also given after such period is initiated shall have been cured or waived or shall have ceased to exist or the Designated Senior Indebtedness related thereto shall have been discharged or paid in full in cash or Cash Equivalents or in any other form as acceptable to the Holders of Designated Senior Indebtedness, or (z) the date on which such Payment Blockage Period (and all Non-payment Defaults as to which notice is given after such Payment Blockage Period is initiated) shall have been terminated by written notice to the Company or the Trustee from the representative of holders of Designated Senior Indebtedness, or the holders of at least a majority of the Designated Senior Indebtedness, that initiated such Payment Blockage Period, after which, in each such case, the Company shall promptly resume making any and all required payments in respect of the Securities, including any missed payments. Notwithstanding any other provision of this Indenture, in no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Company or the Trustee of the notice referred to in clause (2) of this paragraph (b) (the "Initial Blockage Period"). Any number of notices of Non-payment Defaults may be given during the Initial Blockage Period; provided that during any 365-day consecutive period only one Payment Blockage Period during which payment of principal of, or interest on, the Securities may not be made may commence and the duration of the Payment Blockage Period may not exceed 179 days. No Non-payment Default with respect to Designated Senior Indebtedness which existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be, made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

          (c) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to a Senior Representative of the holders of the Designated Senior Indebtedness or as a court of competent jurisdiction shall direct.

          Section 1204. Payment Permitted if No Default.
                        -------------------------------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of, premium, if any, or interest on the Securities.

          Section 1205. Subrogation to Rights of Holders of Senior Indebtedness.
                        ------------------------------------------------------

          Subject to the payment in full of all Senior Indebtedness in cash or Cash Equivalents or in any other form as acceptable to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          Section 1206. Provisions Solely to Define Relative Rights.
                        -------------------------------------------

          The provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 1202, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1203, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1203(c).

          Section 1207. Trustee to Effectuate Subordination.
                        -----------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

          Section 1208. No Waiver of Subordination Provisions.
                        -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility  to the  Holders  of the  Securities  and  without  impairing  or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article Five or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

          Section 1209. Notice to Trustee.
                        -----------------

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or other Indenture Obligations. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from a Senior Representative or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Company by a Person representing himself to be a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Senior Representative or a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 1210. Reliance on Judicial Order or Certificate of Liquidating
                        --------------------------------------------------------
Agent.
-----

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

          Section  1211.  Rights of Trustee as a Holder of Senior  Indebtedness;
                          ------------------------------------------------------
Preservation of Trustee's Rights.
--------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

          Section 1212. Article Applicable to Paying Agents.
                        -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1211 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 1213. No Suspension of Remedies.
                        --------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

          Section 1214. Trustee's Relation to Senior Indebtedness.
                        -----------------------------------------

          With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


                                ARTICLE THIRTEEN
                                ----------------

                           SATISFACTION AND DISCHARGE
                           --------------------------

          Section 1301. Satisfaction and Discharge of Indenture.
                        ---------------------------------------

          Unless otherwise provided pursuant to Section 301, this Indenture shall cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities of any series herein, rights to payment, rights to conversion, and rights to replacement of stolen, lost or mutilated Securities of such series expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) either

                   (1) all the Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 or (ii) all Securities of such series for whose payment United States dollars have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                   (2) all such Securities of such series not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) will become due and payable at their Stated Maturity within one year, or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Guarantor, in the case of
          (2)(x),(y) or (z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in United States dollars sufficient to pay and discharge the entire Indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and accrued interest at such Stated Maturity or Redemption Date;

          (b) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company or any Guarantor; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound.

          Opinions of Counsel required to be delivered under this Section may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government or other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if United States dollars shall have been deposited with the Trustee pursuant to subclause
(2) of Subsection  (a) of this  Section,  the  obligations  of the Trustee under
Section 1302 and the last paragraph of Section 1003 shall survive.

          Section 1302. Application of Trust Money.
                        --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all United States dollars deposited with the Trustee pursuant to Section 1301 shall be held in trust and applied by it, in accordance with the provisions of the Securities of any series and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Securities of such series for whose payment such United States dollars have been deposited with the Trustee.

                                ARTICLE FOURTEEN
                                ----------------

                                    GUARANTEE
                                    ---------

          If, pursuant to Section 301, the Securities of any series are to be guaranteed by any Guarantor, the following provisions, unless otherwise provided pursuant to Section 301, shall apply. In this Article Fourteen, unless the context otherwise requires, all references to Securities refers to the series of Securities guaranteed by the Guarantors and all references to Indenture Obligations refer to Indenture Obligations in respect of the series of Securities so guaranteed. If no series of Securities are guaranteed, this Article Fourteen and all references to Guarantees and Guarantors in this Indenture shall have no force and effect.

          Section 1401. Guarantors' Guarantee.
                        ---------------------

          For value received, each of the Guarantors, in accordance with this Article Fourteen, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the Trustee and the Holders, as if the Guarantors were the principal debtor, the punctual payment and performance when due of all Indenture Obligations (which for purposes of this Guarantee shall also be deemed to include all commissions, fees, charges, costs and other expenses (including reasonable legal fees and disbursements of one counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances) arising out of or incurred by the Trustee or the Holders in connection with the enforcement of this Guarantee).

          Section 1402. Continuing Guarantee;  No Right of Set-Off;  Independent
                        --------------------------------------------------------
Obligation.
----------

          (a) This Guarantee shall be a continuing guarantee of the payment and performance of all Indenture Obligations and shall remain in full force and effect until the payment in full of all of the Indenture Obligations and shall apply to and secure any ultimate balance due or remaining unpaid to the Trustee or the Holders; and this Guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or from time to time of any sum of money for the time being due or remaining unpaid to the Trustee or the Holders. Each Guarantor, jointly and severally, covenants and agrees to comply with all obligations, covenants, agreements and provisions applicable to it in this Indenture including those set forth in Article Eight. Without limiting the generality of the foregoing, each of the Guarantors' liability shall extend to all amounts which constitute part of the Indenture Obligations and would be owed by the Company under this Indenture and the Securities but for the fact that they are unenforceable, reduced, limited, impaired, suspended or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

          (b) Each Guarantor, jointly and severally, hereby guarantees that the Indenture Obligations will be paid to the Trustee without set-off or counterclaim or other reduction whatsoever (whether for taxes, withholding or otherwise) in lawful currency of the United States of America.

          (c) Each Guarantor, jointly and severally, guarantees that the Indenture Obligations shall be paid strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the holders of the Securities.

          (d) Each Guarantor's liability under this Guarantee to pay or perform or cause the performance of the Indenture Obligations shall arise forthwith after demand for payment or performance by the Trustee has been given to the Guarantors in the manner prescribed in Section 106 hereof.

          (e) Except as provided herein, the provisions of this Article Fourteen cover all agreements between the parties hereto relative to this Guarantee and none of the parties shall be bound by any representation, warranty or promise made by any Person relative thereto which is not embodied herein; and it is specifically acknowledged and agreed that this Guarantee has been delivered by each Guarantor free of any conditions whatsoever and that no representations, warranties or promises have been made to any Guarantor affecting its liabilities hereunder, and that the Trustee shall not be bound by any representations, warranties or promises now or at any time hereafter made by the Company to any Guarantor.

         Section 1403. Guarantee Absolute.
                       ------------------

          The obligations of the Guarantors hereunder are independent of the obligations of the Company under the Securities and this Indenture and a separate action or actions may be brought and prosecuted against any Guarantor whether or not an action or proceeding is brought against the Company and whether or not the Company is joined in any such action or proceeding. The liability of the Guarantors hereunder is irrevocable, absolute and unconditional and (to the extent permitted by law) the liability and obligations of the Guarantors hereunder shall not be released, discharged, mitigated, waived, impaired or affected in whole or in part by:

                       (a) any defect or lack of validity or enforceability in respect of any Indebtedness or other obligation of the Company or any other Person under this Indenture or the Securities, or any agreement or instrument relating to any of the foregoing;

                       (b)   any   grants   of   time,   renewals,   extensions,
                       indulgences, releases, discharges or modifications which the Trustee or the

                       Holders may extend to, or make with, the Company, any Guarantor or any other Person, or any change in the time, manner or place of payment of, or in any other term of, all or any of the Indenture Obligations, or any other amendment or waiver of, or any consent to or departure from, this Indenture or the Securities, including any increase or decrease in the Indenture Obligations;

                       (c)  the  taking  of  security  from  the  Company,   any
                       Guarantor or any other Person, and the release, discharge or alteration of, or other dealing with, such security;

                       (d) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Indenture Obligations and the obligations of any Guarantor hereunder;

                       (e) the abstention from taking security from the Company, any Guarantor or any other Person or from perfecting, continuing to keep perfected or taking advantage of any security;

                       (f) any loss, diminution of value or lack of enforceability of any security received from the Company, any Guarantor or any other Person, and including any other guarantees received by the Trustee;

                       (g) any other dealings with the Company, any Guarantor or any other Person, or with any security;

                       (h)  the   Trustee's  or  the  Holders'   acceptance   of
                       compositions from the Company or any Guarantor;

                       (i) the application by the Holders or the Trustee of all monies at any time and from time to time received from the Company, any Guarantor or any other Person on account of any indebtedness and liabilities owing by the Company or any Guarantor to the Trustee or the Holders, in such manner as the Trustee or the Holders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, if any, or proceeds thereof, to all or any of the Indenture Obligations, or the manner of sale of any such collateral;

                       (j) the release or discharge of the Company or any Guarantor of the Securities or of any Person liable directly as surety or otherwise by operation of law or otherwise for the Securities, other than an express release in writing given by the Trustee, on behalf of the Holders, of the liability and obligations of any Guarantor hereunder;

                       (k) any change in the name, business, capital structure or governing instrument of the Company or any Guarantor or any refinancing or restructuring of any of the Indenture Obligations;

                       (l) the sale of the Company's or any Guarantor's business or any part thereof;

                       (m) subject to Section 1414, any merger or consolidation, arrangement or reorganization of the Company, any Guarantor, any Person resulting from the merger or consolidation of the Company or any Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Company or any Guarantor;

                       (n) the insolvency, bankruptcy, liquidation, winding-up, dissolution, receivership or distribution of the assets of the Company or its assets or any resulting discharge of any obligations of the Company (whether voluntary or involuntary) or of any Guarantor or the loss of corporate existence;

                       (o) subject to Section 1414, any arrangement or plan of reorganization affecting the Company or any Guarantor;

                       (p) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or discharge of, the Company or any Guarantor; or

                       (q) any modification, compromise, settlement or release by the Trustee, or by operation of law or otherwise, of the Indenture Obligations or the liability of the Company or any other obligor under the Securities, in whole or in part, and any refusal of payment by the Trustee, in whole or in part, from any other obligor or other guarantor in connection with any of the Indenture Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, each of the Guarantors.

          Section 1404. Right to Demand Full Performance.
                        --------------------------------

          In the event of any demand for payment or performance by the Trustee from any Guarantor hereunder, the Trustee or the Holders shall have the right to demand its full claim and to receive all dividends or other payments in respect thereof until the Indenture Obligations have been paid in full, and the Guarantors shall continue to be jointly and severally liable hereunder for any balance which may be owing to the Trustee or the Holders by the Company under this Indenture and the Securities. The retention by the Trustee or the Holders of any security, prior to the realization by the Trustee or the Holders of its rights to such security upon foreclosure thereon, shall not, as between the Trustee and any Guarantor, be considered as a purchase of such security, or as payment, satisfaction or reduction of the Indenture Obligations due to the Trustee or the Holders by the Company or any part thereof.

          Section 1405. Waivers.
                        -------

          (a) Each Guarantor hereby expressly waives (to the extent permitted by law) notice of the acceptance of this Guarantee and notice of the existence, renewal, extension or the non-performance, non-payment, or non-observance on the part of the Company of any of the terms, covenants, conditions and provisions of this Indenture or the Securities or any other notice whatsoever to or upon the Company or such Guarantor with respect to the Indenture Obligations. Each Guarantor hereby acknowledges communication to it of the terms of this Indenture and the Securities and all of the provisions therein contained and consents to and approves the same. Each Guarantor hereby expressly waives (to the extent permitted by law) diligence, presentment, protest and demand for payment.

          (b) Without prejudice to any of the rights or recourses which the Trustee or the Holders may have against the Company, each Guarantor hereby expressly waives (to the extent permitted by law) any right to require the Trustee or the Holders to:

                    (i) initiate or exhaust any rights, remedies or recourse against the Company, any Guarantor or any other Person;

                    (ii) value,  realize upon, or dispose of any security of the
                         Company or any other Person held by the Trustee or the Holders; or

                    (iii)initiate or exhaust any other  remedy which the Trustee or the Holders may have in law or equity;

before requiring or becoming entitled to demand payment from such Guarantor under this Guarantee.

          (c) With respect to this Section 1405, to the extent applicable to any Guarantor, each Guarantor expressly waives application of Sections 26-7 through 26-9 of the North Carolina General Statutes.

          Section 1406. The Guarantors  Remain Obligated in Event the Company Is
                        --------------------------------------------------------
No Longer Obligated to Discharge Indenture Obligations.
------------------------------------------------------

          It is the express intention of the Trustee and the Guarantors that if for any reason the Company has no legal existence, is or becomes under no legal obligation to discharge the Indenture Obligations owing to the Trustee or the Holders by the Company or if any of the Indenture Obligations owing by the Company to the Trustee or the Holders becomes irrecoverable from the Company by operation of law or for any reason whatsoever, this Guarantee and the covenants, agreements and obligations of the Guarantors contained in this Article Fourteen shall nevertheless be binding upon the Guarantors, as principal debtor, until such time as all such Indenture Obligations have been paid in full to the Trustee and all such Indenture Obligations owing to the Trustee or the Holders by the Company have been discharged, or such earlier time as Section 402 shall apply to the Securities and the Guarantors shall be responsible for the payment thereof to the Trustee or the Holders upon demand.

          Section 1407. Fraudulent Conveyance; Contribution Subrogation.
                        -----------------------------------------------

          (a) Each Guarantor that is a Subsidiary of the Company, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor, and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, will result in the obligations of such Guarantor under its Guarantee not constituting such fraudulent transfer or conveyance.

          (b) Each Guarantor that makes a payment or distribution under its Guarantee shall be entitled to a contribution from each other Guarantor, if any, in a pro rata amount based on the net assets of each Guarantor, determined in accordance with GAAP.

          (c) Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under federal bankruptcy law) or otherwise by reason of any payment by it pursuant to the provisions of this Article Fourteen.

          Section 1408. Guarantee Is in Addition to Other Security.
                        ------------------------------------------

          This Guarantee shall be in addition to and not in substitution for any other guarantees or other security which the Trustee may now or hereafter hold in respect of the Indenture Obligations owing to the Trustee or the Holders by the Company and (except as may be required by law) the Trustee shall be under no obligation to marshal in favor of each of the Guarantors any other guarantees or other security or any moneys or other assets which the Trustee may be entitled to receive or upon which the Trustee or the Holders may have a claim.

          Section 1409. Release of Security Interests.
                        -----------------------------

          Without limiting the generality of the foregoing and except as otherwise provided in this Indenture, each Guarantor hereby consents and agrees, to the fullest extent permitted by applicable law, that the rights of the Trustee hereunder, and the liability of the Guarantors hereunder, shall not be affected by any and all releases for any purpose of any collateral, if any, from the Liens and security interests created by any collateral document and that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indenture Obligations is rescinded or must otherwise be returned by the Trustee upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

          Section 1410. No Bar to Further Actions.
                        -------------------------

          Except as provided by law, no action or proceeding brought or instituted under Article Fourteen and this Guarantee and no recovery or judgment in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under Article Fourteen and this Guarantee by reason of any further default or defaults under Article Fourteen and this Guarantee or in the payment of any of the Indenture Obligations owing by the Company.

          Section  1411.  Failure  to  Exercise  Rights  Shall Not  Operate as a
                          ------------------------------------------------------
Waiver; No Suspension of Remedies.
---------------------------------

          (a) No failure to exercise and no delay in exercising, on the part of the Trustee or the Holders, any right, power, privilege or remedy under this Article Fourteen and this Guarantee shall operate as a waiver thereof, nor shall any single or partial exercise of any rights, power, privilege or remedy preclude any other or further exercise thereof, or the exercise of any other rights, powers, privileges or remedies. The rights and remedies herein provided for are cumulative and not exclusive of any rights or remedies provided in law or equity.

          (b) Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

          Section 1412. Trustee's Duties; Notice to Trustee.
                        -----------------------------------

          (a) Any provision in this Article Fourteen or elsewhere in this Indenture allowing the Trustee to request any information or to take any action authorized by, or on behalf of any Guarantor, shall be permissive and shall not be obligatory on the Trustee except as the Holders may direct in accordance with the provisions of this Indenture or where the failure of the Trustee to request any such information or to take any such action arises from the Trustee's negligence, bad faith or willful misconduct.

          (b) The Trustee shall not be required to inquire into the existence, powers or capacities of the Company, any Guarantor or the officers, directors or agents acting or purporting to act on their respective behalf.

          Section 1413. Successors and Assigns.
                        ----------------------

          All terms, agreements and conditions of this Article Fourteen shall extend to and be binding upon each Guarantor and its successors and permitted assigns and shall enure to the benefit of and may be enforced by the Trustee and its successors and assigns; provided, however, that the Guarantors may not assign any of their rights or obligations hereunder other than in accordance with Article Eight.

          Section 1414. Release of Guarantee.
                        --------------------

          Concurrently with the payment in full of all of the Indenture Obligations, the Guarantors shall be released from and relieved of their obligations under this Article Fourteen. Upon the delivery by the Company to the Trustee of an Officer's Certificate and, if requested by the Trustee, an Opinion of Counsel to the effect that the transaction giving rise to the release of this Guarantee was made by the Company in accordance with the provisions of this Indenture and the Securities, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantors from their obligations under this Guarantee. If any of the Indenture Obligations are revived and reinstated after the termination of this Guarantee, then all of the obligations of the Guarantors under this Guarantee shall be revived and reinstated as if this Guarantee had not been terminated until such time as the Indenture Obligations are paid in full, and each

Guarantor  shall  enter  into  an  amendment  to  this   Guarantee,   reasonably
satisfactory to the Trustee, evidencing such revival and reinstatement.

          This Guarantee shall terminate with respect to each Guarantor and shall be automatically and unconditionally released and discharged under any circumstances set forth pursuant to Section 301.

          Section 1415. Execution of Guarantee.
                        ----------------------

          To evidence the Guarantee, each Guarantor hereby agrees to execute the guarantee substantially in the form set forth in Section 204, to be endorsed on each Security authenticated and delivered by the Trustee and that this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, its President, or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Section 1416. Guarantee Subordinate to Guarantor Senior Indebtedness.
                        ------------------------------------------------------

          Each Guarantor covenants and agrees, and each Holder of a Guarantee, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Guarantees is hereby made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness of all Guarantor Senior Indebtedness; provided, however, that the Indebtedness represented by this Guarantee in all respects shall rank equally with, or prior to, all existing and future Indebtedness of such Guarantor that is expressly subordinated to such Guarantor's Guarantor Senior Indebtedness.

          This Article Fourteen shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold Guarantor Senior Indebtedness; and such provisions are made for the benefit of the holders of Guarantor Senior Indebtedness; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

          With respect to the relative rights of Holders and holders of Senior Indebtedness and Guarantor Senior Indebtedness and for the purpose of Section 1407(a), each Holder of a Security by his acceptance thereof acknowledges that all Senior Indebtedness and any guarantee by a Guarantor of such Senior Indebtedness shall be deemed to have been incurred prior to the incurrence by such Guarantor of its liability under its Guarantee.

          Section  1417.  Payment  Over  of  Proceeds  Upon  Dissolution  of the
                          ------------------------------------------------------
Guarantor, etc.
--------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets or liabilities of any Guarantor, then and in any such event:

          (1) the holders of Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness of all amounts due on or in respect of all Guarantor Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character (excluding Permitted Guarantor Junior Securities) on account of the Guarantee of such Guarantor; and

          (2) any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities (excluding Permitted Guarantor Junior Securities), by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness of all Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Guarantor Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of any Guarantor of any kind or character, whether in cash, property or securities, in respect of the Guarantee of such Guarantor before all Guarantor Senior Indebtedness is paid in full, then and in such event such payment or distribution (excluding Permitted Guarantor Junior Securities) shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Guarantor Senior Indebtedness in full in cash or Cash Equivalents or in any other form as acceptable to the holders of Guarantor Senior Indebtedness after giving effect to any concurrent payment or distribution to or for the holders of Guarantor Senior Indebtedness.

          The consolidation of any Guarantor with, or the merger of any Guarantor with or into, another Person or the liquidation or dissolution of any Guarantor following the sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties or assets to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of such Guarantor for the purposes of this Section if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by sale, assignment, conveyance, transfer, lease or other disposal of all or substantially all of such Guarantor's properties and assets, as the case may be, shall, as a part of such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposal comply with the conditions set forth in Article Eight.

          Section 1418. Default on Guarantor Senior Indebtedness.
                        ----------------------------------------

          (a) Upon the maturity of any Guarantor Senior Indebtedness by lapse of time, acceleration or otherwise, all principal thereof and interest thereon and other amounts due in connection therewith shall first be paid in full or such payment duly provided for before any payment is made by any of the Guarantors or any Person acting on behalf of any of the Guarantors in respect of the Guarantee of such Guarantor.

          (b) No payment (excluding payments in the form of Permitted Guarantor Junior Securities) shall be made by any Guarantor in respect of its Guarantee during the period in which Section 1417 shall be applicable, during any suspension of payments in effect under Section 1203(a) of this Indenture or during any Payment Blockage Period in effect under Section 1203(b) of this Indenture.

          (c) In the event that, notwithstanding the foregoing, any Guarantor shall make any payment to the Trustee or the Holder of its Guarantee prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the representatives of Guarantor Senior Indebtedness or as a court of competent jurisdiction shall direct.

          Section  1419.  Payment  Permitted  by  Each of the  Guarantors  if No
                          ------------------------------------------------------
Default.
-------

          Nothing contained in this Article, elsewhere in this Indenture or in any of the Securities shall prevent any Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of such Guarantor referred to in Section 1417 or under the conditions described in Section 1418, from making payments at any time of principal of, premium, if any, or interest on the Securities.

          Section  1420.  Subrogation  to Rights of Holders of Guarantor  Senior
                          ------------------------------------------------------
Indebtedness.
------------

          Subject to the payment in full of all Guarantor Senior Indebtedness in cash or Cash Equivalents or in any other form acceptable to the holders of Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by such Guarantor to or on account of the Guarantor Senior Indebtedness.

          Section 1421. Provisions Solely to Define Relative Rights.
                        -------------------------------------------

          The provisions of Sections 1416 through 1429 of this Indenture are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among any Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities, the obligation of such Guarantor, which is absolute and unconditional, to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against each of the Guarantors of the Holders of the Securities and creditors of each of the Guarantors other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Guarantor Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantors referred to in Section 1417, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1418, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 1418(c).

          Section 1422. Trustee to Effectuate Subordination.
                        -----------------------------------

          Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of any Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved.

          Section 1423. No Waiver of Subordination Provisions.
                        -------------------------------------

          (a) No right of any present or future holder of any Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Guarantor or by any act or failure to act by any such holder, or by any non-compliance by any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          (b) Without limiting the generality of Subsection (a) of this Section and notwithstanding any other provision contained herein, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (3) release any Person liable in any manner for the collection or payment of Guarantor Senior Indebtedness; and (4) exercise or refrain from exercising any rights against any of the Guarantors and any other Person; provided, however, that in no event shall any such actions limit the right of the Holders of the Securities to take any action to accelerate the maturity of the Securities in accordance with the provisions set forth in Article 5 or to pursue any rights or remedies under this Indenture or under applicable laws if the taking of such action does not otherwise violate the terms of this Article.

          Section 1424. Notice to Trustee by Each of the Guarantors.
                        -------------------------------------------

          (a) Each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantee. Notwithstanding the provisions of this Article or any provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from any Guarantor or a holder of Guarantor Senior Indebtedness or any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security or any other Indenture Obligations), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it after such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) The Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and each Guarantor by a Person representing himself to be a representative of one or more holders of Designated Guarantor Senior Indebtedness (a "Guarantor Senior Representative") or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a Guarantor Senior Representative or a holder of Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 1425. Reliance on Judicial Order or Certificate of Liquidating
                        --------------------------------------------------------
Agent.
-----

          Upon any payment or distribution of assets of any Guarantor referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article.

          Section  1426.  Rights  of  Trustee  as a Holder of  Guarantor  Senior
                          ------------------------------------------------------
Indebtedness; Preservation of Trustee's Rights.
----------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

          Section 1427. Article Applicable to Paying Agents.
                        -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting under this Indenture, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1426 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 1428. No Suspension of Remedies.
                        -------------------------

          Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to the provisions described under Article Five and as set forth in this Indenture or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article of the holders, from time to time, of Guarantor Senior Indebtedness to receive the cash, property or securities receivable upon the exercise of such rights or remedies.

          Section 1429. Trustee's Relation to Guarantor Senior Indebtedness.
                        ---------------------------------------------------

          With respect to the holders of Guarantor Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Guarantor Senior Indebtedness shall be read into this Article against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and the Trustee shall not be liable to any holder of Guarantor Senior Indebtedness if it shall mistakenly in the absence of gross negligence or willful misconduct pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

          If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates a Security on which a Guarantee is endorsed, such Guarantee shall be valid nevertheless.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                            SINCLAIR BROADCAST GROUP, INC.,
                                                 as Issuer




Attest                                      By:
       ---------------------------             ---------------------------------
       Name:                                   Name:
       Title:                                  Title:

                                            FIRST UNION NATIONAL BANK,
                                                 as Trustee


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:

STATE OF ___________________________)
                                    )  ss.:
COUNTY OF __________________________)

          On the 17th day of December, 1997, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________________________; that he is ____________________of Sinclair Broadcast Group, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto pursuant to authority of the Boards of Directors of such corporation.


                                                                       (NOTARIAL
                                                                           SEAL)


                                                         -----------------------

STATE OF ___________________________)
                                    )  ss.:
COUNTY OF __________________________)

          On the 17th day of December, 1997, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; that he is ________________
an authorized officer of First Union National Bank, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that he signed his name thereto pursuant to like authority.



                                                                       (NOTARIAL
                                                                           SEAL)


                                                       -------------------------